                                                                  EXHIBIT 10(22)

                                                                 ALLENS
                                                                 ARTHUR ROBINSON
ALLEN ALLEN & HEMSLEY                                            GROUP
________________________________________________________________________________



                          MGM GRAND AUSTRALIA PTY LTD

                                  (Borrower)



            EACH BANK OR FINANCIAL INSTITUTION NAMED IN SCHEDULE 1

                             (each a Participant)



                       DIAMOND BEACH CASINO ACQUISITION




                            ______________________

                                LOAN AGREEMENT
                            ______________________



           SYNDICATED A$105,000,000 REVOLVING CASH ADVANCE FACILITY

                                  Arranged by

                       BANK OF AMERICA AUSTRALIA LIMITED





                           (C) Allen Allen & Hemsley
                                    Sydney
                             REF: DJL 1101494 PXY

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________________________________________________________________________

                        T A B L E  O F  C O N T E N T S
________________________________________________________________________

1.   DEFINITIONS AND INTERPRETATION ...........................................1

     1.1   Definitions ........................................................1
     1.2   Interpretation ....................................................11
     1.3   Determination, statement and certificate ..........................11
     1.4   Document or agreement .............................................12
     1.5   Listing requirements included as law ..............................12
     1.6   Obligations several ...............................................12
     1.7   Failure to notify .................................................12
     1.8   Current accounting practice and accounting terms ..................12

2.   PURPOSE .................................................................12

3.   FACILITY ................................................................13

     3.1   Advance of Loan ...................................................13
     3.2   Allocation among Participants .....................................13
     3.3   Repayment of each Loan ............................................13

4.   DRAWDOWN NOTICES ........................................................13

     4.1   When notice to be given ...........................................13
     4.2   Notification of Participants ......................................13

5.   PRINCIPAL AMOUNT OF LOANS ...............................................13

     5.1   Principal amount of Loans .........................................13

6.   SELECTION OF FUNDING PERIODS ............................................13

7.   INTEREST ................................................................14

8.   RELIQUEFICATION BILLS ...................................................14

     8.1   Preparation of Reliquefication Bills ..............................14
     8.2   Requirements of Reliquefication Bills .............................14
     8.3   Dealing with Reliquefication Bills ................................14
     8.4   Indemnity .........................................................15
     8.5   Stamp duty on Reliquefication Bills ...............................15

9.   FEES ....................................................................15

     9.1   Commitment Fee ....................................................15
     9.2   Establishment fee .................................................15

10.  EARLY CANCELLATION OF COMMITMENT ........................................15

     10.1  Voluntary Cancellation ............................................15
     10.2  Allocation among Participants .....................................15
     10.3  Application against instalments ...................................15

11.  CANCELLATION AND REPAYMENT INSTALMENTS ..................................15

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                                                                       Page (ii)
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
     11.1  Reduction of Commitment in instalments ............................16
     11.2  Repayment .........................................................16
     11.3  Allocation among Participants .....................................16

12.  PREPAYMENTS .............................................................16

     12.1  Compulsory prepayment if conditions subsequent not met ............16
     12.2  Voluntary prepayments .............................................16
     12.3  Interest ..........................................................16
     12.4  Limitation on prepayments .........................................16
     12.5  Apportionment .....................................................16

13.  PAYMENTS ................................................................17

     13.1  Manner ............................................................17
     13.2  Payment to be made on Business Day ................................17
     13.3  Distribution by Agent .............................................17
     13.4  Appropriation where insufficient moneys available .................17
     13.5  Unanticipated default .............................................17
     13.6  Rounding ..........................................................18

14.  CHANGES IN LAW ..........................................................18

     14.1  Additional payments ...............................................18
     14.2  Minimisation ......................................................19
     14.3  Survival ..........................................................19

15.  CONDITIONS PRECEDENT ....................................................19

     15.1  Conditions Precedent to Drawdown Notice ...........................19
     15.2  Condition Precedent to first Loan .................................20
     15.3  Conditions subsequent to first Loan ...............................20
     15.4  Conditions precedent to each Loan .................................21

16.  REPRESENTATIONS AND WARRANTIES ..........................................21

     16.1  Representations and warranties ....................................21
     16.2  Reliance on representations and warranties ........................25
     16.3  Trustee representations and warranties ............................25

17.  UNDERTAKINGS ............................................................26

     17.1  General undertakings ..............................................26
     17.2  Undertakings relating to Mortgaged Property .......................33
     17.3  Terms of Undertakings .............................................37
     17.4  Undertakings relating to Trust ....................................37

18.  EVENTS OF DEFAULT .......................................................38

     18.1  Events of Default .................................................38
     18.2  Consequences ......................................................42
     18.3  Technical default in payment ......................................42

19.  GUARANTEE ...............................................................43

     19.1  Guarantee .........................................................43

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                                                                      Page (iii)
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
     19.2  Payment ...........................................................43
     19.3  Unconditional nature of obligation ................................43
     19.4  Principal and independent obligation ..............................44
     19.5  No marshalling ....................................................44
     19.6  No competition ....................................................44
     19.7  Suspense account ..................................................45
     19.8  Rescission of payment .............................................45
     19.9  Indemnity .........................................................45
     19.10 Continuing guarantee and indemnity ................................46
     19.11 Variations ........................................................46
     19.12 Judgment ..........................................................46
     19.13 Conditions precedent ..............................................46

20.  INTEREST ON OVERDUE AMOUNTS .............................................46

     20.1  Accrual ...........................................................46
     20.2  Payment ...........................................................47

21.  INDEMNITIES .............................................................47

     21.1  Indemnities .......................................................47
     21.2  Currency Indemnity ................................................47
     21.3  Reimbursement in another currency .................................48

22.  EXPENSES ................................................................48

23.  STAMP DUTIES ............................................................48

24.  CONTROL ACCOUNTS ........................................................49

25.  SET-OFF .................................................................49

26.  WAIVERS, REMEDIES CUMULATIVE ............................................49

27.  SEVERABILITY OF PROVISIONS ..............................................49

28.  SURVIVAL OF REPRESENTATIONS AND INDEMNITIES .............................49

29.  MORATORIUM LEGISLATION ..................................................50

30.  CONSENTS AND OPINIONS ...................................................50

31.  ASSIGNMENTS .............................................................50

     31.1  Assignment by Borrower and Guarantor ..............................50
     31.2  Assignment by Participants ........................................50
     31.3  Substitution certificates .........................................50
     31.4  Disclosure ........................................................51
     31.5  No increased costs ................................................51

32.  RELATIONSHIP OF PARTICIPANTS TO AGENT ...................................51

     32.1  Authority .........................................................51
     32.2  Instructions; extent of discretion ................................51
     32.3  No obligation to investigate authority ............................52
     32.4  Agent not a fiduciary .............................................52

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                                                                       Page (iv)
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
     32.5  Exoneration ...................................................... 52
     32.6  Delegation ....................................................... 52
     32.7  Reliance on documents and experts ................................ 52
     32.8  Notice of transfer ............................................... 53
     32.9  Notice of default ................................................ 53
     32.10 Agent as Participant and banker .................................. 53
     32.11 Indemnity to Agent ............................................... 53
     32.12 Independent investigation of credit .............................. 53
     32.13 No monitoring .................................................... 53
     32.14 Information ...................................................... 54
     32.15 Replacement of Agent ............................................. 54
     32.16 Amendment of Transaction Documents ............................... 54

33.  PROPORTIONATE SHARING .................................................. 55

     33.1  Sharing .......................................................... 55
     33.2  Refusal to join in action ........................................ 55

34.  AGENT DEALINGS ......................................................... 56

35.  ADDITION OF GUARANTORS ................................................. 56

36.  TAXATION ............................................................... 56

     36.1  Additional payments .............................................. 56
     36.2  Survival of obligations .......................................... 57
     36.3  Acceleration on non-payment of Tax ............................... 57

37.  NOTICES ................................................................ 57

38.  AUTHORISED OFFICERS .................................................... 57

39.  GOVERNING LAW AND JURISDICTION ......................................... 58

40.  COUNTERPARTS ........................................................... 58

41.  ACKNOWLEDGEMENT BY BORROWER AND GUARANTORS ............................. 58

     SCHEDULE 1 - PARTICIPANTS
     SCHEDULE 2 - GUARANTORS
     SCHEDULE 3 - REPAYMENT/REDUCTION SCHEDULE
     SCHEDULE 4 - MARGIN AND COMMITMENT FEE SCHEDULE
     ANNEXURE A - DRAWDOWN NOTICE
     ANNEXURE B - VERIFICATION CERTIFICATE
     ANNEXURE C - GUARANTOR ACCESSION DEED
     ANNEXURE D - FORM OF SUBSTITUTION CERTIFICATE
     ANNEXURE E - FORM OF S206(6) CERTIFICATE

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                                                                      Page (iii)
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
     19.2   Payment......................................................... 43
     19.3   Unconditional nature of obligation.............................. 43
     19.4   Principal and independent obligation............................ 44
     19.5   No marshalling.................................................. 44
     19.6   No competition.................................................. 44
     19.7   Suspense account................................................ 45
     19.8   Rescission of payment........................................... 45
     19.9   Indemnity....................................................... 45
     19.10  Continuing guarantee and indemnity.............................. 46
     19.11  Variations...................................................... 46
     19.12  Judgment........................................................ 46
     19.13  Conditions precedent............................................ 46

20.  INTEREST ON OVERDUE AMOUNTS............................................ 46

     20.1   Actual.......................................................... 46
     20.2   Payment......................................................... 47

21.  INDEMNITIES............................................................ 47

     21.1   Indemnities..................................................... 47
     21.2   Currency Indemnity.............................................. 47
     21.3   Reimbursement in another currency............................... 48

22.  EXPENSES............................................................... 48

23.  STAMP DUTIES........................................................... 48

24.  CONTROL ACCOUNTS....................................................... 49

25.  SET-OFF................................................................ 49

26.  WAIVERS, REMEDIES CUMULATIVE........................................... 49

27.  SEVERABILITY OF PROVISIONS............................................. 49

28.  SURVIVAL OF REPRESENTATIONS AND INDEMNITIES............................ 49

29.  MORATORIUM LEGISLATION................................................. 50

30.  CONSENTS AND OPINIONS.................................................. 50

31.  ASSIGNMENTS............................................................ 50

     31.1   Assignment by Borrower and Guarantor............................ 50
     31.2   Assignment by Participants...................................... 50
     31.3   Substitution certificates....................................... 50
     31.4   Disclosure...................................................... 51
     31.5   No increased costs.............................................. 51

32.  RELATIONSHIP OF PARTICIPANTS TO AGENT.................................. 51

     32.1   Authority....................................................... 51
     32.2   Instructions; extent of discretion.............................. 51
     32.3   No obligation to investigate authority.......................... 52
     32.4   Agent not a fiduciary........................................... 52

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                                                                       Page (iv)
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
     32.5   Exoneration...................................................... 52
     32.6   Delegation....................................................... 52
     32.7   Reliance on documents and experts................................ 52
     32.8   Notice of transfer............................................... 53
     32.9   Notice of Default................................................ 53
     32.10  Agent as Participant and banker.................................. 53
     32.11  Indemnity to Agent............................................... 53
     32.12  Independent investigation of credit.............................. 53
     32.13  No monitoring.................................................... 53
     32.14  Information...................................................... 54
     32.15  Replacement of Agent............................................. 54
     32.16  Amendment of Transaction Documents............................... 54

33.  PROPORTIONATE SHARING................................................... 55

     33.1   Sharing.......................................................... 55
     33.2   Refusal to join in action........................................ 55

34.  AGENT DEALINGS.......................................................... 56

35.  ADDITION OF GUARANTORS.................................................. 56

36.  TAXATION................................................................ 56


     36.1   Additional payments.............................................. 56
     36.2   Survival of obligations.......................................... 57
     36.3   Acceleration on non-payment of Tax............................... 57

37.  NOTICES................................................................. 57

38.  AUTHORISED OFFICERS..................................................... 57

39.  GOVERNING LAW AND JURISDICTION.......................................... 58

40.  COUNTERPARTS............................................................ 58

41.  ACKNOWLEDGEMENT BY BORROWER AND GUARANTORS.............................. 58

     SCHEDULE 1 - PARTICIPANTS
     SCHEDULE 2 - GUARANTORS
     SCHEDULE 3 - REPAYMENT/REDUCTION SCHEDULE
     SCHEDULE 4 - MARGIN AND COMMITMENT FEE SCHEDULE
     ANNEXURE A - DRAWDOWN NOTICE
     ANNEXURE B - VERIFICATION CERTIFICATE
     ANNEXURE C - GUARANTOR ACCESSION DEED
     ANNEXURE D - FORM OF SUBSTITUTION CERTIFICATE
     ANNEXURE E - FORM OF S206(6) CERTIFICATE

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

________________________________________________________________________________

                                LOAN AGREEMENT
________________________________________________________________________________

AGREEMENT dated 6 September 1995 between:

1. MGM GRAND AUSTRALIA PTY LTD (ACN 069 214 473) incorporated in the Northern Territory of Level 3, Diamond Beach Casino, Gilruth Avenue, Darwin City (the BORROWER);

2.   EACH COMPANY which has executed a Guarantor Accession Deed; (each
     GUARANTOR);

3. EACH BANK OR FINANCIAL INSTITUTION named in Schedule 1 (each, a PARTICIPANT); and

4. BANK OF AMERICA AUSTRALIA LIMITED (ACN 004 617 341) incorporated in Victoria of Level 18, Bank of America Centre, 135 King Street, Sydney, New South Wales (the AGENT).

RECITAL

The Borrower has requested the Participants to provide the Borrower with a facility under which cash advances of up to a maximum amount of A$105,000,000 may be made available to the Borrower.

IT IS AGREED as follows,

1.   DEFINITIONS AND INTERPRETATION

1.1  DEFINITIONS

     The following definitions apply unless the context requires otherwise.

     ACCOUNTS means profit and loss accounts, balance sheets and cash flow statements together with any statements, reports (including, without limitation, any directors' and auditors' reports) and notes attached to or intended to be read with any of them.

     ASSOCIATE in relation to an entity means:

     (a)  a Related Corporation of that entity;

     (b) an entity, or the trustee or manager of a trust, which has a Controlling Interest in that entity, the Trust, or the manager or trustee of the Trust or a Related Corporation of that entity;

     (c)  a Related Corporation of an entity included in paragraph (b) or (c);

     (d)  a director of that entity or of an entity included in paragraph (a),
          (b) or (c) or of the manager or of the trustee of any trust included in paragraph (a), (b) or (c) or a spouse, child, parent or sibling of that director;

     (e) a corporation, or the trustee or manager of a trust, in which one or more entity or person mentioned in paragraph (a), (b), (c), (d),
          (e),(f) or (g) alone or together has a Controlling Interest;

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                                                                          Page 2
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     (f)   the trustee of a discretionary trust of which an entity or person included in paragraph (a), (b), (c), (d), (e) or (g) is a beneficiary (whether or not through one or more other discretionary trusts); or

     (g) an entity of which ?an? director of that entity or a Related Corporation of that entity is also a director.

     For the purposes of this definition:

     (i) where a person is a beneficiary of a discretionary trust, that person shall be taken to own, and control, all the assets of that trust;

     (ii)  DIRECTOR has the meaning given in the Corporations Law; and

     (iii) a person has a CONTROLLING INTEREST in a corporation or trust if:

           (A) the corporation or its directors, or the trustee or manager of the trust or its directors, are accustomed, or under an obligation, whether formal or informal, to act in accordance with the directions, instructions or wishes of that person or of that person in concert with others; or

          (B) the person has a relevant interest (as defined in the Corporations Law) in more than 20% of the issued or voting shares, units or other interests in the corporation or trust (in number, voting power or value), or would have that relevant interest if any rights were exercised to subscribe for, or acquire or convert into, shares, units or other interests which are issued or unissued. The definition of relevant interest applies as if units or other interest were shares.

     AUDITORS means the auditors for the time being of the Borrower and Guarantors. They will, in respect of the financial year ending 31 December, be Arthur Anderson and, in respect of any subsequent financial year, be Arthur Anderson or any firm selected by the Borrower and not disapproved by the Agent.

     AUSTRALIAN WITHHOLDING TAX means Tax levied or imposed by a Governmental Agency of or within the Commonwealth of Australia which is required to be withheld or deducted from any payment.

     AUTHORISATION includes:

     (a) any consent, authorisation, registration, filing, lodgement, agreement, notarization, certificate, permission, licence, approval, authority or exemption from, by or with a Governmental Agency; or

     (b) in relation to anything which will be fully or partly prohibited or restricted by law if a Governmental Agency intervenes or acts in any way within a specified period after lodgement, filing, registration or notification, the expiry of that period without intervention or action.

     AUTHORISED OFFICER means:

     (a) in respect of the Borrower or each Guarantor,any director or secretary, or any person from time to time nominated as an Authorised Officer by the Borrower or the relevant Guarantor by a notice to the Agent accompanied by certified copies of signatures of all new persons so appointed; and

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                                                                          Page 3
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     (b)  in respect of the Agent or a Participant, any person whose title or acting title includes the word Manager or President or cognate expressions, or any secretary or director.

     AVAILABILITY PERIOD means the period commencing on the date of this Agreement and expiring on the final Repayment date or, if earlier, the date on which the Commitment is cancelled.

     BANK BILL RATE in relation to a Funding Period means the rate determined by the Agent to be its buying rate as at approximately 10 am (Sydney time) on the first day of the Funding Period for bills of exchange which are accepted by the Bank of America Australia Limited and which have a term equivalent to the Funding Period. That buying rate will be expressed as a yield percent per annum to maturity. If there are no buying rates the rate will be the rate determined by the Agent to be its cost of funds.

     BSA means Bank of South Australia, Limited or its successor.

     BILL means a Bill of Exchange as defined in the Bills of Exchange Act 1909.

     BORROWER CHARGE means the deed between the Borrower and the Agent.

     BUSINESS DAY means a weekday on which banks are open for business in Sydney.

     CALCULATION REFERENCE DATE means the last day of the relevant quarter of the financial year of a Relevant Company.

     CASINO LICENCE means the Casino Licence granted in favour of the Operator under the Casino Operations Agreement.

     CASINO OPERATOR'S AGREEMENT means the agreement dated on or about the date of this Agreement between the Minister, Diamond Leisure Pty Limited and MGM Grand Australia Pty Limited under which the Casino Licence is granted.

     CHARGE means the Borrower Charge or the Guarantor Charge.

     CHARGING GROUP MEMBER means:

     (a)  the Borrower or any Guarantor; or

     (b) a Related Corporation of the Borrower or any Guarantor which has granted a Satisfactory Charge.

     COLLATERAL SECURITY means any Security Interest, Guarantee or other document or agreement at any time created or entered into as security for any Secured Moneys other than the Borrower Charge and the Guarantor Charge. It includes the Share Mortgage, The MGM Guarantee, the Site Mortgage and the Site Lease Mortgage.

     COMMITMENT in relation to a Participant means the amount against its name in Column 3 of Schedule 1 as reduced or cancelled under this Agreement.

     COMMITMENT FEE means:

     (a) from the date of this Agreement, until receipt by the Agent of the first certificate under Clause 17.1(a)(v), 0.4375% p.a.; and

     (b) from the receipt by the Agent of each certificate under Clause 17.1(a)(v) until receipt of the next such certificate, the percentage determined as specified in Schedule 4

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                                                                          Page 4
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          according to the ratio of Total Debt of MGM to EBITDA of MGM as shown in the earlier certificate,

     on the daily amount of the Undrawn Commitment (if any) of each Participant from the date of this Agreement.

     COMPLETION has the meaning given to it in the Purchase of Shares Agreement.

     DIAMOND BEACH CASINO means the casino located on the Site.

     DRAWDOWN DATE means the date on which any accommodation under this Agreement is or is to be drawn.

     DRAWDOWN NOTICE means a notice under Clause 4.

     EARNINGS means in respect of any period the total amount of consolidated pre-tax profit plus Interest Expense of a Relevant Company shown by the Latest Accounts for that period.

     EBITDA means for the relevant period in relation to any Relevant Company on a consolidated basis, determined in accordance with the current accounting practice in force, on the relevant Calculation Reference Date, the sum of:

     (a)  net income (or net loss);

     (b) all amounts treated as expenses for depreciation and interest, the amortisation of Intangible Assets of any kind to the extent included in the determination of such net income (or loss); and

     (c) all accrued Taxes on or measured by net income to the extent included in the determination of such net income (or loss),

     but without including any extraordinary loss or extraordinary gain.

     ENVIRONMENTAL LAW means a provision of a law or a law, which relates to an aspect of the environment or health.

     EVENT OF DEFAULT means any of the events specified in Clause 18.1

     EXCLUDED TAX means

     (a) a Tax imposed by a jurisdiction on the net income of a Indemnified Party as a consequence of that Indemnified Party being a resident of or organised or doing business in that jurisdiction; or

     (b) Australian Withholding Tax required to be deducted or withheld from interest on any payment under the Transaction Documents;

     but not a Tax:

     (c) which is, without including any Tax referred to in paragraph (b) above, calculated by reference to the gross amount of a payment derived by a Indemnified Party under a Transaction Document or another document referred to in a Transaction Document (without the allowance of a deduction); or

     (d) which is imposed as a result of a Indemnified Party being considered a resident of that jurisdiction or organized or doing business in that jurisdiction solely as a result

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                                                                          Page 5
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          of it being a party to a Transaction Document or a transaction contemplated by a Transaction Document.

     FERNBANK means Fernbank Pty Limited (ACN 009 622 262) incorporated in the Northern Territory of 3rd Floor, Diamond Beach Casino, Gilruth Avenue, Darwin City.

     FINANCIAL INDEBTEDNESS means, without double counting, any indebtedness, present or future, actual or contingent in respect of moneys borrowed or raised or any financial accommodation whatever. Without limitation, it includes, without double counting, indebtedness under or in respect of a negotiable or other financial instrument, a Guaranteed, an interest, commodity or currency exchange, swap, option, hedge or arrangement of any kind, redeemable share, share the subject of a Guarantee, discounting arrangement, finance or capital Lease, hire purchase, deferred purchase price (for more than 90 days) of an asset or service or an obligation to deliver goods or other property or provide services paid for in advance by a financier or in relation to another other financing transaction.

     FIXED CHARGES means for the relevant period in relation to a Relevant Company on a consolidated basis, the sum of

     (a) Interest Expense paid (excluding Interest Expense accrued but not paid) in that period;

     (b)  Tax paid in that period;

     (c)  capital expenditures in that period; and
                                               ---

     (d) any principal repayment required to be made under Clause 11 in that period.

     FIXED CHARGE COVERAGE RATIO means for a period the ratio of:

          A
          -
          B

          where:

          A is the EBITDA of the Borrower for that period
          B is the Fixed Charges in relation to the Borrower for that period.

     FUNDING PERIOD means a period for the fixing of interest rates for, and the funding of, a Loan. That period commences on the Drawdown Date of that Loan and has a duration specified in the Drawndown Notice in respect of that Loan.

     GOVERNMENTAL AGENCY means any government or any governmental, semi-governmental or judicial entity or authority. It also includes any self-regulatory organisation established under statute or any stock exchange.

     GROUP means MGM, The Borrower, each Guarantor and their respective Subsidiaries.

     GUARANTEE means any guarantee, indemnify, letter of credit, legally binding letter of comfort or suretyship, or any other obligation or irrevocable offer (whatever called and of whatever nature):

     (a)  to pay or to purchase;

     (b) to provide funds (whether by the advance of money, the purchase of or subscription for shares or other securities, the purchase of assets, rights or services, or otherwise) for the payment or discharge of;

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                                                                          Page 6
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     (c)  to indemnify against the consequences of default in the payment of; or

     (d)  to be responsible otherwise for,

     an obligation or indebtedness of another person, a dividend, distribution, capital or premium on shares, stock or other interests, or the insolvency or financial condition of another person.

     GUARANTOR CHARGE means the deed between Diamond Darwin Pty Ltd, Fernbank Pty Ltd, Diamond Leisure Pty Limited and the Agent under which the Mortgagors charge the Mortgage Property to secure Moneys.

     GUARANTOR ACCESSION DEED means a deed substantially in the form of Annexure C.

     HAVEWIN means Havewin Trading Limited, a company incorporated in Hong Kong, with its registered office at Rooms 705-8, Asia Pacific Finance Tower, Citibank Plaza, 3 Garden Road, Hong Kong.

     INDEMNIFIED PARTY means the Agent or a Participant.

     INTANGIBLE ASSETS means all assets and items which according to current accounting practice in force are regarded as intangible assets, including goodwill, patents, trademarks, design rights, franchises, mastheads, future Tax benefits and underwriting and formation expenses.

     INTELLECTUAL PROPERTY means any intellectual or industrial property including without limitation:

     (a) a patent, trade mark or service mark, copyright, registered design, trade secret, or confidential information; or

     (b) a license or other right to use or to grant the use of any of the above or to be the registered proprietor or user of any of the above.

     INTEREST EXPENSE means all interest and amounts in the nature of interest or of similar effect to interest (including amounts other than principal payable under this Agreement) paid or payable by a Relevant Company or any of its Subsidiaries shown by the Latest Accounts including:

     (a) any dividend or distribution payable on any Marketable Security included as Financial Indebtedness;

     (b) rentals in respect of capitalised Lease obligations other than payments on account of principal;

     (c) the face amount of bills of exchange or other financial instruments (but not reliquefication bills drawn under this Agreement) drawn, issued, endorsed or accepted by the Relevant Company or any of its Subsidiaries less their net proceeds after discount or issue and payment of any acceptance, endorsement, underwriting or similar fee; and

     (d) all line, facility, letter or credit, guarantee and similar fees and all fees and other amounts of a regular or recurring nature payable in relation to Financial Indebtedness but not:

          (i)  unused line fees; and

          (ii) establishment, arrangement and other fees payable once only on the initial provision of financial accommodation,

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     but excluding all transactions between any two of the Borrower and its
     Subsidiaries.

     LATEST ACCOUNTS means at any time the latest audited or unaudited consolidated annual or quarterly Accounts of a Relevant Company and its Subsidiaries or if appropriate for the relevant determination other accounts prepared in the manner approved by the Agent on the instructions of all Participants prepared and provided to the Agent in accordance with this Agreement.

     LEASE means:

     (a) any lease, charter, hire purchase or hiring arrangement of any property (including, without limitation, a right to use Intellectual Property or a franchise);

     (b) an agreement under which property is or may be used or operated by a person other than the owner; or

     (c) an agreement or arrangement under which property is or may be managed or operated by a person other than the owner, and the operator or manager or its Related Corporation or Associate (whether in the same or another agreement or arrangement) is required to make or assure minimum, fixed and/or floating rate payments of a periodic nature.

     LICENCE AGREEMENT means the agreement dated 30 June 1995 between John Victor Aspinall and the Borrower.

     LIQUIDATION includes receivership, compromise with creditors generally, arrangement, amalgamation, administration, reconstruction, winding up, dissolution, assignment for the benefit of creditors, bankruptcy or death.

     LOAN means each loan lent or to be lent under this Agreement which has the same Funding Period.

     MAJORITY PARTICIPANTS means Participants whose Commitments are more than 60% of the sum of the Commitments.

     MARGIN means:

     (a) from the date of this Agreement, until receipt by the Agent of the first Certificate under Clause 17.1(a)(v), 1.875% pa;

     (b) from receipt by the Agent of each certificate under Clause 17.1(a)(v) until receipt of the next such Certificate, the percentage determined as specific in Schedule 4 according to the ratio of Total Debt of MGM to EBITDA of MGM as shown in the earlier certificate.

     MARKETABLE SECURITY has the meaning given in the Corporations Law, but also includes:

     (a)  a unit or other interest in the Trust;

     (b) a right or an option in respect of a Marketable Security, whether issued or unissued, including, without limitation, any of the above.

     MATERIAL ADVERSE EFFECT means a material adverse effect on the ability of a Relevant Company to perform its obligations under a Relevant Document or on the Security Interests of the Indemnified Parties.

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     MATERIAL DOCUMENT means:

     (a)  Purchase of Shares Agreement;

     (b)  Option Deed;

     (c)  Site Lease;

     (d)  Casino Operator's Agreement;

     (e)  Casino Licence;

     (f)  Licence Agreement;

     (g)  any licence or Lease of Intellectual Property; or

     (h) another document or agreement which is material to the business of the Borrower, the Mortgaged Property or the security of the Agent and the Indemnified Parties, or which is reasonably specified by the Agent as being so after consultation with the Borrower.

     MGM means MGM Grand, Inc., a company incorporated in the State of Delaware, United States, with its principal office in Las Vegas, Nevada.

     MGM GRAND DIAMOND means MGM Grand Diamond, Inc. incorporated in the State of Nevada, United States of America, with its principal office in Las Vegas, Nevada.

     MGM GUARANTEE means the guarantee dated on or about the date of this Agreement by MGM in favour of the Agent on behalf of the Indemnified Parties.

     MINISTER means Barry Francis Coulter in his capacity as minister responsible for the Gaming Control Act 1993 (Northern Territory) or his successors in office.

     MORTGAGED PROPERTY means the property mortgaged or charged by the Borrower Charge, the Guarantor Charge or any Collateral Security.

     OPERATOR means Diamond Leisure Pty Limited whose particulars are specified in Schedule 2.

     OPTION DEED means the deed dated 30 June 1995 between MGM Grand Diamond, the Borrower, MGM and the Option Holders (as defined in that Deed).

     POTENTIAL EVENT OF DEFAULT means anything which with the giving of notice or passage of time or both would become an Event of Default.

     PRINCIPAL OUTSTANDING means total principal amount of all outstanding
     Loans.

     PURCHASE OF SHARES AGREEMENT means the Agreement for Purchase of Shares dated 30 June 1995 between the Vendors, the Borrower and MGM.

     RELATED CORPORATION has the meaning given to RELATED BODY CORPORATE in the Corporations Law, but on the basis that SUBSIDIARY has the meaning given in this Agreement and that BODY CORPORATE includes any entity or a trust.

     RELEVANT COMPANY means;

     (a)  the Borrower, any Guarantor or any of their respective Subsidiaries;

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                                                                          Page 9
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     (b)  MGM Grand Diamond;

     (c) a corporation or trust in which the Borrower, each Guarantor or their respective Subsidiary are beneficially entitled (directly or indirectly) to more than 20% of the voting shares and any Subsidiary of that corporation or trust; or

     (d) another person who gives or creates a Guarantee or Security Interest which secures and Secured Moneys.

     RELEVANT DOCUMENT means a Transaction Document or a Material Document.

     RELIQUEFICATION BILL means a Bill drawn under Clause 8.

     REPAYMENT DATE means each of the dates in Column 1 of Schedule 3.

     RESTRICTED PAYMENT means any payment, financial assistance, distribution or investment:

     (a)  described in Clause 17.1(r) and (s); or

     (b) under any dealing with an Associate which is not at arm's length in the ordinary course of business and for valuable consideration of business.

     SATISFACTORY CHARGE means a first charge over all assets to secure the Secured Moneys where the Agent has received documents or evidence in connection with that charge satisfactory to the Agent acting reasonably without undue delay (including, where requested, opinions).

     SATISFACTORY GUARANTEE means a Guarantee in respect of the Secured Moneys where the Agent has received documents or evidence in connection with the Guarantee satisfactory to the Agent acting reasonably without undue delay (including, where requested, opinions).

     SECURED MONEYS means all money which the Borrower or any Guarantor (whether alone or with another person) is or at any time may become actually or contingently liable to pay to or for the account of an Indemnified Party (whether alone or with another person) for any reason whatever under or in connection with a Transaction Document.

     It includes, without limitation, money by way of principal, interest, fees, costs, indemnities, charges, duties or expenses or payment of liquidated or unliquidated damages under or in connection with a Transaction Document, or as a result of a breach of or default under or in connection with a Transaction Document.

     Where the Borrower or a Guarantor would have been liable but for its Liquidation, it will be taken still to be liable.

     SECURITY INTEREST includes any mortgage, pledge, lien or charge or any security or preferential interest or arrangement of any kind or any other right of, or arrangement with, any creditor to have its claims satisfied in priority to other creditors with, or from the proceeds of, any asset.

     Without Limitation it includes retention of title other than in the ordinary course of day-to-day trading and a deposit of money by way of security but it excludes a charge or lien arising in favour of a Governmental Agency by operation of statute unless there is default in payment of moneys secured by that charge or lien.

     SHARE of a Participant, in respect of a Loan, means the Proportion of that Participant's participation in that Loan to the amount of the Loan (such proportion to be determined under Clause 3.2).

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     SHARE MORTGAGE means the mortgage in favour of the Agent by MGM Grand
     Diamond of all the shares issued by the Borrower (except those issued or transferred under the Option Deed).

     SITE means the land in Lot 5244 of Town Darwin as shown on Plan S79/12 and comprised in Certificate of Title Volume 112 Folio 148.

     SITE LEASE means the lease between Fernbank Pty Limited and Diamond Leisure Pty limited dated 19 December 1984.

     SITE MORTGAGE means the mortgage dated on or about the date of this Agreement between Fernbank Pty Ltd as Mortgagor and the Agent as Mortgagee.

     SITE LEASE MORTGAGE means the mortgage dated on or about the date of this Agreement between Diamond Leisure Pty Limited as Mortgagor and the Agent as Mortgagee.

     SUBSIDIARY has the meaning given in the Corporations Law but so that:

     (a) an entity will also be deemed to be a Subsidiary of a company if it is controlled by that company (expressions used in this paragraph have the meanings given for the purposes of Parts 3.6 and 3.7 of the Corporations Law);

     (b) a trust may be a Subsidiary, for the purposes of which a unit or other beneficial interest will be regarded as a share; and

     (c) a corporation or trust may be a Subsidiary of a trust of it would have been a Subsidiary if that trust were a corporation.

     TAX includes any tax, levy, impost, deduction, charge, rate, duty, compulsory loan or withholding which is levied or imposed by a Governmental Agency, and any related interest, penalty, charge, fee or other amount.

     TOTAL DEBT in relation to a Relevant Company means the total Financial Indebtedness of it and its subsidiaries on a consolidated basis.

     TRANSACTION DOCUMENT means this Agreement, the Uncommitted Standby Cash Advance Facility Letter, the Borrower Charge, the Guarantor Charge, the Site Mortgage, the Site lease Mortgage, the Share Mortgage, the MGM Guarantee any Guarantor Accession Deed, any other Collateral Security or a document or agreement entered into or provided under or in connection with, or for the purpose of amending or novating, any of the above. It includes, without limitation, an undertaking by or to a party or its lawyers under or in relation to any of the above.

     TRUST means the trust entitled THE TERRITORY PROPERTY TRUST established under the Trust Deed.

     TRUST DEED means the trust deed in relation to the Trust between Abington Pty Limited as Manager and Fernbank Pty Ltd as Trustee dated 28 September 1984 as amended from time to time.

     ULTRABRIDGE means Ultrabridge Darwin Limited, a company incorporated in the Cayman Islands and has its registered office at P.O. Box 309, Ugland House, South Church Street, Grand Cayman, Cayman Islands, British West Indies.

     UNCOMMITTED STANDBY CASH ADVANCE FACILITY LETTER means the letter from Bank of America Australia Limited to the Borrower dated on or about the date of this Agreement in relation to an uncommitted standby cash advance facility.

     UNDRAWN COMMITMENT means a Participant's Commitment less the total principal amount of its Share of all outstanding Loans.

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                                                                         Page 11
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1.2  INTERPRETATION

     Headings are for convenience only and do not affect Interpretation. The following rules apply unless the context requires otherwise.

     (a)  The singular includes the plural and the converse.

     (b)  A gender includes all genders.

     (c) Where a word or phrase is defined, its other grammatical forms have a corresponding meaning.

     (d) A reference to a person, corporation, trust, partnership, unincorporated body or other entity includes any of the foregoing.

     (e) A reference to a Clause, Annexure or Schedule is a reference to a clause of, or annexure or schedule to, this Agreement.

     (f) A reference to a party to this Agreement or another agreement or document includes the party's successors and permitted substitutes or assigns.

     (g) A reference to an agreement or document is to the agreement or document as amended, novated, supplemented or replaced from time to time, except to the extent prohibited by this Agreement.

     (h) A reference to legislation or to a provision of legislation includes a modification or re-enactment of it, a legislative provision substituted for it and a regulation or statutory instrument issued under it.

     (i) A reference to WRITING includes a facsimile transmission and any means of reproducing words in a tangible and permanently visible form.

     (j) A reference to CONDUCT includes, without limitation, an omission, statement or undertaking, whether or not in writing.

     (k)  An Event of Default SUBSISTS until

          (i) it has been waived in writing by the Agent acting on the instructions of the Majority Participants; or

          (ii) in the case of an Event of Default other than a non-payment default under Clause 18.1(a), the Borrower demonstrates to the satisfaction of the Agent (acting reasonably without undue delay) that it has been remedied.


     (l) A reference to an amount for which a person is contingently liable includes, without limitation, an amount which that person may become actually or contingently liable to pay if a contingency occurs, whether or not that liability will actually arise.

1.3  DETERMINATION, STATEMENT AND CERTIFICATE

     Except where otherwise provided in this Agreement any determination, statement or certificate by the Agent or an Authorised Officer of the Agent or the Auditors provided for in this Agreement is sufficient evidence unless the contrary is proved.

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1.4  DOCUMENT OR AGREEMENT

     A reference to an AGREEMENT includes a Security Interest, Guarantee, undertaking, deed, agreement or legally enforceable arrangement whether or not in writing. A reference to a DOCUMENT includes an agreement (as so defined) in writing or a certificate, notice, instrument or document.

1.5  LISTING REQUIREMENTS INCLUDED AS LAW

     Where applicable, a listing rule or business rule of a stock exchange (as defined in section 603 of the Corporations Law) will be regarded as a LAW.

1.6  OBLIGATIONS SEVERAL

     The obligations and rights of each Participant under this Agreement are several and:

     (a) failure of a Participant to carry out its obligations shall not relieve any other Participant of its obligations;

     (b) no Participant shall be responsible for the obligations of any other Participant or the Agent; and

     (c) subject to the provisions of the Transaction Documents each Participant may separately enforce its rights under any Transaction Document.

1.7  FAILURE TO NOTIFY

     Unless otherwise provided in this Agreement, failure by the Agent to give any notice of anything to the Borrower or any Participant will not affect the obligations of the Borrower or the Participants in any way.

1.8  CURRENT ACCOUNTING PRACTICE AND ACCOUNTING TERMS

     A reference to CURRENT ACCOUNTING PRACTICE is to accounting principles and practices applying by law or otherwise generally accepted in Australia or in the case of MGM, the U.S. Generally Accepted Accounting Principles, consistently applied. Unless otherwise defined, accounting terms should be interpreted in accordance with current accounting practice in force at the relevant time.

2.   PURPOSE

     The Borrower shall use the net proceeds of all Loans for the following purposes:

     (a) to finance the direct and indirect acquisition of the shares in Diamond Darwin Pty Limited;

     (b) to refinance the existing outstanding facilities and leases provided by BSA;

     (c) for general corporate, working capital and capital refurbishment purposes;

     (d)  the acquisition of units held by Kumagai Gumi in the Trust.

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                                                                         Page 13
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3.   FACILITY

3.1  ADVANCE OF LOAN

     (a) Subject to this Agreement, whenever the Borrower requests a Loan in a Drawdown Notice, each Participant shall provide its Share of that Loan to the Agent in immediately available funds by 11 am (Sydney time) on the relevant Drawdown Date for the account of the Borrower.

     (b) On receipt the Agent shall pay it to the relevant account specified in the Drawdown Notice.

     (c) A Participant is not obliged to make available a Loan if as a result its participation in all outstanding Loans would exceed its Commitment.

3.2  ALLOCATION AMONG PARTICIPANTS

     The Participants will participate in each Loan ratably according in their respective Commitments.

3.3  REPAYMENT OF EACH LOAN

     Subject to Claus 11 and Clause 12.1,

     (a) the Borrower shall repay each Loan on the last day of its Funding Period except to the extent it is redrawn on that day; and

     (b) if all or part of a Loan is to be redrawn on the last day of its Funding Period, then on that day the Borrower and the Participants will not be obliged to repay or make available the amount of the Loan which is being redrawn.

4.   DRAWDOWN NOTICES

4.1  WHEN NOTICE TO BE GIVEN

     Whenever the Borrower wishes to make a drawing it shall give to the Agent an irrevocable Drawdown Notice substantially in the form of Annexure A. That Drawdown Notice must be received by the Agent by 11 am (Sydney time) two Business Days before the proposed Drawdown Date (which must be a Business Day).

4.2  NOTIFICATION OF PARTICIPANTS

     The Agent shall notify each Participant promptly of the contents of each Drawdown Notice and the amount of each Participant's Share of each Loan requested.

5.   PRINCIPAL AMOUNT OF LOANS

5.1  PRINCIPAL AMOUNT OF LOANS

     The Borrower shall ensure that each Loan is a minimum of A$5,000,000 and a whole multiple of A$500,000, or the sum of the Undrawn Commitments.

6.   SELECTION OF FUNDING PERIODS

     (a) Subject to this clause, the Borrower may only select Funding Periods of 30, 60, 90, 120 or 180 days.

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                                                                         Page 14
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     (b)  The Borrower may select any other period agreed by the Agent subject to the consent of the Majority Participants.

     (c) Should a Funding Period end on a day which is not a Business Day, that Funding Period will be extended to the next Business Day in the same calendar month or, if none, the preceding Business Day.

     (d) No Funding Period may extend beyond the final Repayment Date. The Borrower shall select Funding Periods so as to ensure that each Repayment Date coincides with the last day of Funding Periods of outstanding Loans not less than the principal amount to be repaid that day.

     (e) If the Borrower fails to select Funding Periods, the Agent may vary any Drawdown Notice to ensure compliance but in the absence of it doing so, the Borrower will be taken to having selected a Funding Period of 30 days.

7.   INTEREST

     (a) Interest accrues from day to day on the outstanding principal amount of each Loan at the rate determined by the Agent to be the sum of the Margin and the Bank Bill Rate for the relevant Funding Period.

     (b) The Borrower shall pay accrued interest in arrears on the last day of each calendar month.

8.   RELIQUEFICATION BILLS

8.1  PREPARATION OF RELIQUEFICATION BILLS

     The Borrower irrevocably and for valuable consideration authorises each Participant (at the option of the Participant) from time to time:

     (a)  to prepare Reliquefication Bills in relation to a Loan; and

     (b) by its Authorised Officer, to sign them as drawer, endorser and/or acceptor in the name and on behalf of the Borrower.

8.2  REQUIREMENTS OF RELIQUEFICATION BILLS

     (a) The total face amount of Reliquefication Bills prepared by any Participant and outstanding in relation to any Loan must not at any time exceed:

          (i)    that Participant's Share of the principal amount of that Loan;
                 plus

          (ii) the total interest which has accrued or will accrue on that Share during the relevant Funding Period.

     (b) Reliquefication Bills must mature on or before the last day of the relevant Funding Period.

8.3  DEALING WITH RELIQUEFICATION BILLS

     Each Participant may realise or deal with any Reliquefication Bill as it thinks fit.

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8.4  INDEMNITY

     (a) Each Participant shall indemnify the Borrower on demand against all liabilities, costs and expenses incurred by the Borrower because it is a party to a Reliquefication Bill prepared by that Participant.

     (b) Paragraph (a) does not affect any obligation of the Borrower under this Agreement. In particular the obligation of the Borrower to pay any principal, interest or other moneys under this Agreement is absolute and unconditional. It is not in any way affected by any liability of a Participant, contingent or otherwise, under this indemnity.

     (c) If a Reliquefication Bill is presented to the Borrower and the Borrower discharges it by payment, the amount of that payment will be deemed to have been applied against the moneys outstanding under this Agreement to that Participant.

8.5  STAMP DUTY ON RELIQUEFICATION BILLS

     Each Participant shall pay any stamp duty on Reliquefication Bills prepared by it.

9.   FEES

9.1  COMMITMENT FEE

     (a) The Commitment Fee is calculated on the actual number of days elapsed and on the basis of a year of 365 days.

     (b) The Borrower shall pay accrued Commitment Fee in arrears on the last Business Day of each calendar quarter and at the end of the Availability Period.

9.2  ESTABLISHMENT FEE

     On the first Drawdown Date the Borrower shall pay to the Agent an establishment fee specified in the letter dated 27 June 1995 from the Agent to the Borrower.

10.  EARLY CANCELLATION OF COMMITMENT

10.1 VOLUNTARY CANCELLATION

     On giving not less than thirty Business Days irrevocable notice to the Agent the Borrower may cancel all or part of the Undrawn Commitments during the Availability Period. A partial cancellation must be in a minimum of A$5,000,000 and in a whole multiple of A$500,000.

10.2 ALLOCATION AMONG PARTICIPANTS

     Any partial cancellation will be applied ratably against the Undrawn Commitment of each Participant. The Agent shall promptly notify each Participant of any notice received under this clause and the amount of that Participant's Commitment which is cancelled.


10.3 APPLICATION AGAINST INSTALMENTS

     Early cancellation of Commitment will be applied against repayment installments as selected by the Borrower.

11.  CANCELLATION AND REPAYMENT INSTALLMENTS

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11.1 REDUCTION OF COMMITMENT IN INSTALLMENTS

     (a) On each Repayment Date the Commitments will be reduced by installments on the Repayment Dates.

     (b)  Each installment equal to the amount specified in Column 2 of
          Schedule 3.

     (c) The final installment will be the Commitments as at the final Repayment Date.

11.2 REPAYMENT

     The Borrower shall repay the Principal Outstanding on the Repayment Dates to the extent necessary to ensure so that the Principal Outstanding does not exceed the Commitments as reduced.

11.3 ALLOCATION AMONG PARTICIPANTS

     Repayment and reductions will be applied ratably among the Participants according to their participations in the Principal Outstanding.

12.  PREPAYMENTS

12.1 COMPULSORY PREPAYMENT IF CONDITIONS SUBSEQUENT NOT MET

     The Borrower shall repay the Principal Outstanding on the thirty-first day following the first Drawdown Date and all Commitments are cancelled as of that day if the conditions subsequent in Clause 15.3 are not satisfied.

12.2 VOLUNTARY PREPAYMENTS

     (a) Subject to this clause, if it gives at least 30 days' prior notice to the Agent (who shall promptly notify the Participants) the Borrower may prepay all or part of the Principal Outstanding. That notice is irrevocable. The Borrower shall prepay in accordance with it.

     (b) Unless the Agent agrees otherwise, prepayment of part only of a Loan may only be made in a minimum of A$5,000,000 and a whole multiple of A$5,000,000.

12.3 INTEREST

     When the Borrower prepays any amount it shall pay any interest accrued on that amount and any other amount payable under Clause 21.1(e)

12.4 LIMITATION ON PREPAYMENTS

     The Borrower may not prepay all or any part of the Principal Outstanding except in accordance with this Agreement.

12.5 APPORTIONMENT

     Prepayments under Clause 12.2 will be applied ratably in reduction of the respective participations of all the Participants in the Principal Outstanding and ratably amongst their respective Commitments.

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13.  PAYMENTS

13.1 MANNER

     The Borrower and each Guarantor shall make all payments under any Transaction Document:

     (a) by bank cheque delivered to the Agent at its address for service of notices or by transfer of immediately available funds to the account specified by the Agent from time to time, in either case by 11 am (local time) on the due date; and

     (b) without set-off or counterclaim and without any deduction, except any compulsory deduction with respect to Taxation.

13.2 PAYMENT TO BE MADE ON BUSINESS DAY

     If any payment is due on a day which is not a Business Day, the due date will be the next Business Day in the same calendar month or, if none, the preceding Business Day.

13.3 DISTRIBUTION BY AGENT

     Unless any Transaction Document expressly provides otherwise, the Agent shall promptly distribute amounts received under any Transaction Document for the account of the Participants ratably among them.

13.4 APPROPRIATION WHERE INSUFFICIENT MONEYS AVAILABLE

     Amounts received by the Agent will be appropriated as between principal, interest and other amounts then payable as the Agent determines. This appropriation will override any appropriation made by the Borrower or a Guarantor. Without limitation the Agent may appropriate amounts first in payment of amounts payable to it by way of indemnity or reimbursement.

13.5 UNANTICIPATED DEFAULT

     (a) (ASSUMPTION AS TO PAYMENT) The Agent may assume that a party (the PAYER) due to make a payment for the account of another party (the RECIPIENT) makes that payment when due unless the Payer notifies the Agent at least one Business Day before the due date that the Payer will not be making the payment.

     (b) (RELIANCE ON ASSUMPTION) In reliance on that assumption, the Agent may make available to the Recipient on the due date an amount equal to the assumed payment.

     (c) (RECOUPMENT) If the Payer does not in fact make the assumed payment, the Recipient shall repay the Agent the amount on demand. The Payer will still remain liable to make the assumed payment, but until the Recipient does repay the amount, the Payer's liability will be to the Agent in the Agent's own right.

     (d) (INTEREST) If the Payer is the Borrower or a Guarantor any interest on the amount of the assumed payment accruing before recovery will belong to the Agent. If the Payer is a Participant that Participant shall pay interest on the amount of the assumed payment at the rate determined by the Agent, in line with its usual practice, for advances of similar duration to financial institutions of the standing of the Participant.

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13.6 ROUNDING

     In making any allocation or appropriation under any Transaction Document the Agent may round amounts to the nearest Australian dollar.

14.  CHANGES IN LAW

14.1 ADDITIONAL PAYMENTS

     Whenever any Indemnified Party determines that:

     (a) the effective cost to the Indemnified Party of making, funding or maintaining any Loan or the Commitment is increased in any way;

     (b) any amount paid or payable to the Indemnified Party or received or receivable by the Indemnified Party, or the effective return to the Indemnified Party or any of its holding companies, under or in respect of any Transaction Document is reduced in any way;

     (c) the return of the Indemnified Party or any of its holding companies on the capital which is or becomes directly or indirectly allocated by the Indemnified Party or the holding company to any Loan or its Commitment is reduced in any way; or

     (d) to the extent any relevant law, official directive or request relates to or affects its Commitment, any Loan or the Transaction Documents, the overall return on capital of the Indemnified Party or any of its holding companies is reduced in any way, as a result of any change in, any making of, or any change in the interpretation or application by any Governmental Agency of, or compliance with, any law, official directive or request, then:

     (e)  that Indemnified Party shall promptly notify the Borrower; and

     (f) if the negotiations referred to in Clause 14.2(b) do not result in a satisfactory agreement between the Agent, the Borrower and the relevant Participant, the Borrower may prepay all or part of the Principal Outstanding in accordance with Clause 12; and

     (g) on demand from time to time the Borrower shall pay for the account of that Indemnified Party the amount certified by an Authorised Officer of the Indemnified Party to be necessary to compensate the Indemnified Party or the relevant holding company (as the case may be) for the increased cost or the reduction.

     Without limiting the above in any way, this clause applies:

     (h) to any law, official directive or request with respect to Taxation except an Excluded Tax or reserve, liquidity, capital adequacy, special deposit or similar requirements:

     (i) to official directives or requests which do not have the force of law where it is the practice of responsible bankers or financial institutions in the country concerned to comply with them; and

     (j) where the increased cost or the reduction arises because the relevant Indemnified Party or any of its holding companies is restricted in its capacity to enter other transactions, is required to make a payment, or forgoes or earns reduced interest or other return on any capital or on any sum calculated by reference in any way to the amount of any Loan, its Commitment or to any other amount paid or payable or

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          received or receivable under any Transaction Document or allocates capital to any such sum.

14.2 MINIMISATION

     (a) (NO DEFENCE) If the relevant Indemnified Party and (if applicable) its holding company has acted in good faith it will not be a defence that any cost, reduction or payment referred to in this clause could have been avoided.

     (b) (NEGOTIATION) At the request of the Borrower the Agent and any relevant Participant shall negotiate in good faith with the Borrower with a view to finding a way of minimising any cost, reduction or payment referred to in Clause 14.1.

14.3 SURVIVAL

     This clause survives the repayment of any relevant Loan and the termination of this Agreement.

15.  CONDITIONS PRECEDENT

15.1 CONDITIONS PRECEDENT TO DRAWDOWN NOTICE

     The right of the Borrower to give a Drawdown Notice and the obligations of each Participant under this Agreement are subject to the condition precedent that the Agent receives all of the following in form and substance satisfactory to the Agent:

     (a) (VERIFICATION CERTIFICATE) a certificate in relation to the Borrower given by a director of the Borrower substantially in the form of Annexure B with the attachments referred to and dated not earlier than 14 days before the first Drawdown Date;

     (b)  (PURCHASE OF SHARES AGREEMENT) evidence that:

          (i) all requirements under clause 4 (conditions precedent) of the Purchase of Shares Agreement are satisfied; and

          (ii) within five days of Completion of the Purchase of Shares Agreement, the Borrower will be the sole beneficial owner of the Shares (as defined in the Purchase of Shares Agreement) in and Financial Indebtedness owed by Diamond Darwin Pty Limited (other than Financial Indebtedness disclosed in the letter dated 4 September 1995);

     (c) (COPIES OF AUTHORISATIONS AND CONDITIONS PRECEDENT) certified copies of all relevant Authorisations and other conditions precedent referred to in clause 4 of the Purchase of Shares Agreement;

     (d)  (CASINO OPERATOR'S AGREEMENT) evidence that:

          (i) the Casino Operator's Agreement has been duly executed by all parties and is in full force and effect; and

          (ii) the Casino Licence has been granted and is in full force and effect.

     (e) (SITE LEASE MORTGAGE AND SITE MORTGAGE) evidence that the written consents of the Treasurer, Northern Territory to the creation of the Site Lease Mortgage have been obtained;

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     (f)  (TRANSACTION DOCUMENTS) duly executed counterparts of this Agreement, the Borrower Charge, the MGM Guarantee and the Share Mortgage;

     (g) (REGISTRATION) evidence that the Borrower Charge has been registered by the Australian Securities Commission or delivered to the Agent in registrable form with any necessary executed ASC Forms 309 and 350;

     (h) (MATERIAL DOCUMENTS) executed counterparts of each Material Document and evidence of any appropriate stamping arrangement;

     (i) (MORTGAGE PROPERTY) results of searches, enquiries and requisitions in relation to the Mortgaged Property;

     (j)  (LEGAL OPINIONS)

          (i) an opinion of Mallesons Stephen Jaques, Australian legal advisers to the Borrower as to the Material Documents; and

          (ii) opinions from Lionel, Sawyer & Collins, and Christensen, White, Miller, Fink & Jacobs, US legal advisers to MGM as to the MGM Guarantee and the Share Mortgage,

          in the forms agreed with the Agent on or before the date of this Agreement.

     (k) (BANKS' LAWYERS' OPINION) an opinion of Allen Allen & Hemsley, Australian legal advisers to the Agent on behalf of the Participants substantially in the form initialled by the Agent on or before the date of this Agreement.

15.2 CONDITION PRECEDENT TO FIRST LOAN

     To obligation of each Participant to make available the first Loan is subject to the further condition precedent that before or simultaneously with a making of that Loan the Agent receives in form and substance satisfactory to it all of the following:

     (a) (PURCHASE OF SHARES AGREEMENT) evidence that all requirements under Clause 5.2 of the Purchase of Share Agreement are satisfied;

     (b) (TITLE DOCUMENTS) all documents and evidence of title to the Mortgaged Property by way of custody;

     (c)  (ESTABLISHMENT FEE) the Agent has received the establishment fee.

     (d) (DISCHARGES) discharges of all Security Interest given to BSA by the Guarantors and evidence that all finance leases all operating leases with a financier entered into by the Guarantors have expired or have been terminated.

15.3 CONDITIONS SUBSEQUENT TO FIRST LOAN

     The obligations of each Participant under this Agreement subsequent to the first Drawdown Date are subject to the condition subsequent that the Agent receives within 30 days of the first Drawdown Date all of the following in form and substance satisfactory to the Agent:

     (a) (VERIFICATION CERTIFICATE) a certificate in relation to each of the Guarantors given by a director of the Guarantor respectively substantially in the form of Annexure B with the attachments referred to and dated not earlier than 14 days before the first Drawdown Date;

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     (b)  (PURCHASE OF SHARES AGREEMENT) evidence that the Borrower is the sole beneficial owner of the Shares in and Financial Indebtedness of Diamond Darwin Pty Limited;

     (c) (TRANSACTION DOCUMENTS) executed and stamped counterparts of the Guarantor Accession Deeds (between each of the companies in Schedule 2 respectively and the Agent), the Guarantor Charge, the Site Mortgage and the Site Lease Mortgage and evidence of their due execution by each party to them;

     (d)  (REGISTRATION) evidence that:

          (i) the Guarantor Charge has been registered by the Australian Securities Commission or delivered to the Agent in registrable form together with any necessary executed ASC Forms 309 and 350; and

          (ii) the Site Mortgage and the Site Lease Mortgage have been registered with the relevant Governmental Agency or delivered to the Agent in registrable form;

          free from all prior Security Interests and third party rights and interests;

     (e) (CONSENT OF SHAREHOLDERS) a consent signed by each shareholder of a Guarantor consenting to that Guarantor entering into the Transaction Documents even though it might constitute a breach of the directors duties;

     (f) (CONSENT BY UNITHOLDERS) a consent signed by each unitholder in the Trust for Fernbank Pty Limited as trustee to enter the Transaction Documents even though it might constitute of breach of trust; and

     (g) (CERTIFICATE OF COMPLIANCE) a certificate by a director and secretary of each Guarantor under s.206(6) of the Corporations Law substantially in the form of Annexure E;

15.4 CONDITIONS PRECEDENT TO EACH LOAN


     The obligation of each Participant to make available each Loan is subject to the further conditions precedent that:

     (a) (REPRESENTATIONS TRUE) the representations and warranties by the Borrower and each Guarantor in the Transaction Documents are true in all material respects as at the date of the relevant Drawdown Notice and the relevant Drawdown Date as though they had been made at that date in respect of the facts and circumstances then subsisting; and

     (b) (NO DEFAULT) no Event of Default or Potential Event of Default is subsisting at the date of the relevant Drawdown Notice and the relevant Drawdown Date or will result from the provision of the Loan.

16.  REPRESENTATIONS AND WARRANTIES

16.1 REPRESENTATIONS AND WARRANTIES

     Each of the Borrower and Guarantors makes the following representations and warranties in favour of the Indemnified Parties.

     (a) (STATUS) It is a corporation validly existing under the laws of the place of its incorporation specified in this Agreement.

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     (b)  (POWER) It has the power to enter into and perform its obligations under the Relevant Documents to which it is expressed to be a party, to carry out the transactions contemplated by those documents and to carry on its business as now conducted or contemplated.

     (c) (CORPORATE AUTHORISATIONS) It has taken all necessary corporate action to authorise the entry into and performance of the Relevant Documents to which it is expressed to be a party, and to carry out the transactions contemplated by those documents.

     (d) (DOCUMENTS BINDING) Each Relevant Document to which it is expressed to be a party is its valid and binding obligation enforceable in accordance with its terms, subject to any necessary stamping and registration. Each of the Borrower Charge, the Guarantor Charge and any Collateral Security is effective security over the Mortgaged Property with the priority stated subject to insolvency, administration and other moratorium, reconstruction, equitable remedies and the laws affecting creditors' rights generally and the laws of limitation affecting obligations.

     (e) (TRANSACTIONS PERMITTED) The execution and performance by it of the Relevant Documents to which it is expressed to be a party and each transaction contemplated under those documents did not and will not violate in any respect a provision of:

          (i) a law or treaty or judgement, ruling, order or decree of a Governmental Agency binding on it;

          (ii) its memorandum or articles of association or other constituent documents; or

          (iii) any other document or agreement which is binding on it or its assets,

          and, except as provided by the Transaction Documents, did not and will not:

          (iv)   create or impose a Security Interest on any of its assets; or

          (v) allow a person to accelerate or cancel an obligation with respect to Financial Indebtedness (excluding the BSA loans repaid on the first Drawdown Date), or constitute an event of default, cancellation event, prepayment event or similar event (whatever called) under an agreement relating to Financial Indebtedness, whether immediately or after notice or lapse of time or both.

     (f)  (ACCOUNTS)

          (i) Its most recent consolidated and unconsolidated audited Accounts give a true and fair view of the matters with which they deal.

          (ii) There has been no subsequent change in its and its Subsidiaries' and the Trust's state of affairs which may have a Material Adverse Effect.

          (iii) Those Accounts comply with current accounting practice except to the extent disclosed in them and with all applicable laws.

          (iv) All material Financial Indebtedness and other material contingent liabilities are disclosed in those Accounts.

     (g) (NO LITIGATION) No litigation, arbitration, Tax claim, dispute or administrative or other proceeding is current or pending or, to its knowledge, threatened, which may have a Material Adverse Effect.

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     (h)  (NO DEFAULT)

          (i) No Relevant Company is in default under a document or agreement (including an Authorisation) binding on it or its assets which relates to material Financial Indebtedness or may have a Material Adverse Effect.

          (ii) Nothing has occurred which constitutes an event of default, cancellation event, prepayment event or similar event (whatever called) under those documents or agreements, whether immediately or after notice or lapse of time or both.

     (i) (AUTHORISATIONS) Each material Authorisation which is required in relation to:

          (i) the execution, delivery and performance by it of the Relevant Documents to which it is expressed to be a party and the transactions contemplated by those documents;

          (ii) the validity and enforceability of those documents and the effectiveness or priority of the Borrower Charge, the Guarantor Charge or any Collateral Security; and

          (iii) its business as now conducted or contemplated and which is material (including, without limitation, under Environmental
                 Law),

          has been obtained or effected. Each is in full force and effect. It has complied with each of them. It has paid all applicable fees for each of them.

     (j) (NO MISREPRESENTATION) All information provided by it to the Agent and the Participants is true in all material respects at the date of this Agreement or, if later, when provided. Neither that information nor its conduct and the conduct of anyone on its behalf in relation to the transactions contemplated by the Relevant Documents, was or is misleading in a material respect, by omission or otherwise.

     (k) (AGREEMENTS DISCLOSED) Each document or agreement which is material to the Relevant Documents or which has the effect of varying a Relevant Document has been disclosed to the Agent in writing.

     (l) (COPIES OF DOCUMENTS) All copies of documents (including its latest audited accounts and all Authorisations) given by it or on its behalf to the Agent are true and complete copies. Unless otherwise indicated in writing before execution of this Agreement, those documents are in full force and effect.

     (m)  (TITLE)

          (i) On or within five Business Days of the first Drawdown Date, the Borrower and each Guarantor are the beneficial owners of the Mortgaged Property purported to be charged or mortgaged by each of them and all material assets included in their respective latest audited Accounts free of any other third party right or interest whatever other than as permitted by Clauses 17.1(f),
                 (g), (h) and (u).

          (ii) None of its or its Subsidiaries' assets is subject to a Security Interest which is not permitted by Clause 17.1(f).

          (iii) On the first Loan being made, Havewin, the Borrower and Ultrabridge will be the only beneficial owners of Shares (as defined in the Purchase of

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                                                                         Page 24
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                 Shares Agreement) in Diamond Darwin Pty Limited and all
                 Financial Indebtedness of Diamond Darwin Pty Limited and its subsidiaries (except under the Transaction Documents) free from any Security Interest except under the Transaction Documents or as permitted under Clause 17.1(f).

          (iv) On or within five Business Days of the first Loan being made the Borrower will be the only beneficial owners of shares in Havewin and Ultrabridge and all Financial Indebtedness of Havewin and Ultrabridge free from any Security Interest except under the Transaction Documents.

          (v) On or within five Business Days of the first Drawdown Date, the Borrower will be the sole beneficial owner of all Shares (as defined in the Purchase of Shares Agreement) in and all Financial Indebtedness of Diamond Darwin Pty Limited and its Subsidiaries (except under the Transaction Documents) free from any Security Interest except as permitted under Clause 17.1(f).

     (n)  (LAW)

          (i) It and each of its Subsidiaries has complied with all laws (including any Environmental Law) binding on it where breach may have a Material Adverse Effect.

          (ii) The Operator has complied with laws relating to the operation of the casino where failure to do so may have a Material Adverse Effect.

     (o) (ENVIRONMENT LAW) No act or omission has occurred and there is no circumstance relating to the Mortgaged Property or its business or the assets or business of any of its Subsidiaries which has given rise or may give rise to:

          (i)    a substantial claim against it or any of its Subsidiaries;

          (ii) a requirement of substantial expenditure by it or any of its Subsidiaries; or

          (iii) a requirement that it or any of its Subsidiaries ceases or substantially alters an activity,

          under Environmental Law (except as disclosed in writing in the Mallesons Stephen Jaques's due diligence report dated 18 August 1995 as to Aboriginal sacred sites and passive smoking which may have a Material Adverse Effect).

          Without limitation none of its assets is contaminated in excess of legally acceptable levels in force as at the date of this Agreement, all material assets are within applicable environmental standards and all emissions and discharges are within standards or limits imposed by all relevant laws and Authorisations.

     (p) (TRUST) Except Fernbank Pty Limited, it does not hold any assets as the trustee of any trust.

     (q) (CORPORATE TREE) MGM Grand Diamond, a wholly owned Subsidiary of MGM, is the sole beneficial owner of all shares in the Borrower.

     (r)  (SUBSIDIARIES)

          (i) None of its Subsidiaries has financial Indebtedness other than a Subsidiary which has given a Satisfactory Charge as a Relevant Company except as permitted under Clause 17.1(u).

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          (ii)   Sub-paragraph (a) to (p) inclusive are correct with respect to each Subsidiary and each company that will on the first loan being made become its Subsidiary as if references to it were to the Subsidiary.

16.2 RELIANCE ON REPRESENTATIONS AND WARRANTIES

     Each of the Borrower and the Guarantors acknowledges that the Indemnified Parties have entered the Transaction Documents in reliance on the representations and warranties in this clause.

16.3 TRUSTEE REPRESENTATIONS AND WARRANTIES

     Fernbank (subject to Clause 35) makes the following representations and warranties to each Indemnified Party.

     (a)  (TRUST POWER) Fernbank is empowered by the Trust Deed:

          (i) to enter into and perform the Transaction Documents to which it is expressed to be a party and to carry on the transactions contemplated by those documents; and

          (ii) to carry on its business as now conducted or contemplated and to own its assets,

          in its capacity as trustee of the Trust. There is no restriction on or condition of its doing so.

     (b) (TRUST AUTHORISATIONS) All necessary resolutions have been duly passed and all consents, approvals and other procedural matters have been obtained or attended to as required by the Trust Deed for Fernbank to enter into and perform the Transaction Documents to which it is expressed to be a party.

     (c)  (SOLE TRUSTEE) Fernbank is the sole trustee of the Trust.

     (d) (NO RESETTLEMENT) No property of the Trust has been re-settled or set aside or transferred to any other trust.

     (e) (NO TERMINATION) The Trust has not been terminated, nor has any event for the vesting of the assets of the Trust occurred.

     (f) (RIGHT OF INDEMNITY) Fernbank's right of indemnity out of, and lien over, the assets of the Trust have not been limited in any way. Without limitation, it has no liability which may be set off against that right of indemnity.

     (g) (COMPLIANCE WITH LAW) The Trust Deed complies with all applicable laws.

     (h) (COMPLIANCE WITH TRUST DEED) Fernbank has complied with its obligations and duties under the Trust Deed and at law. No one has alleged that it has not so complied.

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17.  UNDERTAKINGS

17.1 GENERAL UNDERTAKINGS

     Each of the Borrower and the Guarantors undertakes to each Indemnified Party as follows, except to the extent that the Agent acting on the instructions of the Majority Participants consents.

     (a) (CORPORATE REPORTING AND INFORMATION) It will provide to the Agent in sufficient copies for the Participants:

          (i) (ANNUAL ACCOUNTS) as soon as practicable (but within 90 days) after the close of each of its financial years copies of its consolidated and unconsolidated, unqualified audited Accounts in respect of that financial year;

          (ii) (QUARTERLY ACCOUNTS) as soon as practicable (but within 60 days) after the end of each quarter of its financial years copies of its unaudited Accounts in respect of that quarter;

          (iii) (MGM ANNUAL ACCOUNTS) as soon as practicable (but within 90 days) after the close of each of MGM's financial years copies of MGM's 10K consolidated and unconsolidated, audited Accounts in respect of that financial year;

          (iv) (MGM QUARTERLY ACCOUNTS) as soon as practicable (but within 60 days) after the close of each quarter of MGM's financial years copies of MGM's consolidated Accounts 10Q in respect of that quarter; and

          (v) (PRICING CERTIFICATE) a pricing certificate setting out the terms of MGM's Total Debt and EBITDA calculations at the time the Borrower provides the MGM's Accounts referred to in (iii) and (iv);

          (vi) (RATIOS) at the time it provides the Accounts referred to in sub-paragraphs (i), (ii), (iii) and (iv) certificates signed by a director of the Borrower which certify whether in his or her opinion the Borrower, MGM and their respective Subsidiaries have complied with financial undertakings in Clause 17.1(aa) and (ab) and which sets out in reasonable details:

                 (A) the figures and calculations supporting the certificate;
                     and

                 (B) any past breaches of those undertakings not already
                     notified and, if applicable, how they were remedied,

                 the certificate to be given in relation to the Borrower must also state that the Accounts comply with current accounting practice then in force except as disclosed in them.

          (vii) (DOCUMENTS ISSUED TO SHAREHOLDERS) promptly, all documents which applicable law requires it to issue to its shareholders, debenture holders or holders of other Marketable Securities issued by it (including units in the Trust):

          (viii) (LITIGATION) promptly, written particulars of any litigation, arbitration, Tax claim, dispute or administrative or other proceeding in relation to the Mortgage Property or it or its Subsidiaries or the Trust involving a claim

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                                                                         Page 27
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                     exceeding A$1,000,000 or its equivalent other than a claim for worker's compensation;

               (ix) (Governmental Agency) promptly, any notice, order, direction or material correspondence from or with a Governmental Agency

                     (A)  relating to the:

                          (I)  Mortgaged Property or its use; or

                          (II) its Subsidiaries' business or assets,

                          which may have a Material Adverse Effect; or

                     (B) alleging a breach of the Casino Operations Agreement or the Casino Licence or otherwise indicating anything which may have a Material Adverse Effect on the Casino Licence.

               (x) (OTHER INFORMATION) promptly, any other information in relation to the Mortgaged Property or its Subsidiaries' financial condition of business which the Agent may reasonably request.

          (b) (ACCOUNTING PRINCIPLES) it will ensure that the Accounts provided to the Agent under paragraph (a):

               (i) comply with current accounting practice then in force except to the extent disclosed in them and with all applicable laws; and

               (ii) in the case of the Charging Group Members, give a true and fair view of the matters with which they deal; and

               (iii) in the case of MGM, are correct and present fairly the matters which they deal with;

          (c) (AUTHORISATIONS) It will ensure that each Authorisation required for:

               (i) the execution, delivery and performance by it of the Relevant Documents to which it is expressed to be a party and the transactions contemplated by those documents;

               (ii) the validity and enforceability of those documents and the effectiveness and priority of the Borrower Charge, the Guarantor Charge or any Collateral Security; and

               (iii) the carrying on by it and its Subsidiaries of its and their business as now conducted or contemplated (including under Environmental Law),


               (including the Casino Licence) is obtained and promptly renewed and maintained in full force and effect. It will pay all applicable fees for them. It will provide copies promptly to the Agent when they are obtained or renewed.

               Without limitation it will not do or allow anything which may prejudice the Casino Licence and will promptly inform the Agent of anything which do so.

          (d) (NOTICE TO AGENT) It will notify the Agent as soon as it becomes aware of:

               (i)   any Event of Default or Potential Event of Default;

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          (ii)   any proposal by a Governmental Agency to acquire compulsorily any of the Mortgaged Property or the whole or a substantial part of its or any of its Subsidiaries' assets or business;

          (iii) any substantial dispute between it or any of its Subsidiaries and a Governmental Agency; and

          (iv) any change in its Authorised Officers, giving specimen signatures of any new Authorised Officer appointed, and, where requested by the Agent, evidence satisfactory to the Agent of the authority of any Authorised Officer.

     (e) (DISPOSAL OF ASSETS) It will not sell or otherwise dispose of, part with possession of, or create an interest in, any of the Mortgaged Property or all or a substantial part of its assets or agree or attempt to do so (whether in one or more related or unrelated transactions) except (and in the case of the Mortgaged Property, subject to the Borrower Charge, the Guarantor Charge and any Collateral Security):

          (i)    as permitted by paragraph (i);

          (ii) disposals in the ordinary course of day to day trading at arm's length;

          (iii)  shares issued or transferred under the Option Deed;

          (iv) disposal of assets the value of which does not exceed $100,000 or $500,000 in aggregate each year;

          (v) disposals of obsolete assets which have outlasted their useful life and which are no longer required for the efficient operation of the business of the Borrower or any Guarantor;

          (vi) disposals of assets (other than real property) to the extent that the proceeds of such disposal are applied in the purchase of other assets of a similar type and value;

          (vii) expenditure of cash and money in transactions which do not breach this Agreement;

          (viii) disposals of assets between the Charging Group Members for so long as such assets remain, upon transfer, subject to first security granted in favour of the Indemnified Parties; and


          (ix) an other disposal consented to by the Agent with the approval of the Majority Participants.

          Where a Subsidiary issues shares and its holding company does not acquire the beneficial estate in all those shares, or (as the case may be) a ratable portion of those shares according to its then shareholding, the holding company will be taken to have disposed of the shares it does not acquire.

     (f) (NEGATIVE PLEDGE) It will not create or allow to exist a Security Interest over its assets other than;

          (i)    the Borrower Charge, the Guarantor Charge or any Collateral
                 Security:

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          (ii)   a lien arising by operation of law in the ordinary course of business and not securing Financial Indebtedness where it duly pays the indebtedness secured by that lien other than indebtedness contested in good faith; and

          (iii) a margin deposit under a foreign exchange and interest rate hedging arrangement, entered into in good faith on normal commercial terms at arm's length for hedging purposes in the ordinary course of day to day business;

          (iv) Security Interests created (if any) by contractual set-off or netting arrangements with any bank or financial institution entered for netting group credit and debit deposit or current account balances of the Charging Group Members maintained with the bank or financial institution solely for day to day cash management purposes; and

          (v) any other Security Interest consented to by the Agent acting on the instructions of the Majority Participants.

     (g)  (SECURITY DEPOSIT)

          It will not:

          (i) deposit or lend money on terms that it will not be repaid until its or another person's obligations or indebtedness are performed or discharged; or

          (ii) deposit money with or lend money to a person (other than an Indemnified Party) to whom it is, or is likely to become, actually or contingently indebted,

          but it may do so with a Charging Group Member. Deposit for this paragraph does not include a deposit on normal commercial terms of part of the purchase price under a purchase contract

     (h) (TITLE RETENTION) It will not enter into an agreement with respect to the acquisition of assets on title retention terms except an agreement for the supply of goods at arm's length in the ordinary course of day to day business where payment for the goods is due less than 90 days after delivery and which agreement is not entered into for the purpose of or in connection with financing the transactions.

     (i) (SALE AND LEASE BACK) It will not sell or otherwise dispose of any of its assets to a person where, under the terms of that sale or disposal, or under a related transaction, that assets is or may be Leased to a Relevant Company or its Associate.

     (j) (PARTNERSHIP AND JOINT VENTURES) It will not enter into partnerships or joint ventures except where the aggregate investment does not exceed A$500,000.

     (k) (CORPORATE EXISTENCE) It will do everything necessary to maintain its corporate existence in good standing. It will not transfer its jurisdiction of incorporation or enter any merger or consolidation.

     (l) (COMPLIANCE WITH LAW) It will comply fully with all laws binding on it, where failure to do so may have a Material Adverse Effect.

     (m)  (PAY TAXES) It will pay all Taxes payable by it when due, but:

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          (i)    it need not pay Taxes for which it has set aside sufficient reserves and which are being contested in good faith, except where failure to pay those Taxes may have a Material Adverse Effect; and

          (ii) it will pay contested Taxes which it is liable to pay on the final determination or settlement of the contest.

     (n)  (COMPLIANCE AND ENFORCEMENT OF MATERIAL DOCUMENTS) It will:

          (i) comply in all material respects with its obligations under the Material Documents;

          (ii) enforce each Material Document to which it is a party and exercise its rights, authorities and discretion under those documents prudently (and, while an Event of Default or Potential Event of Default subsists, in accordance with the directions (if any) of the Agent); and

          (iii) use its best endeavours to keep the Material Documents valid and enforceable.

     (o)  (VARIATION OF MATERIAL DOCUMENTS) Following Completion, it will not:

          (i) amend or vary, or consent to any material amendment or material variation of;

          (ii) avoid, release, surrender, terminate, rescind, discharge (other than by performance) or accept the repudiation of all or a material part of;

          (iii) expressly or impliedly waive, or extend or grant time or indulgence in respect of, any material provision of or material obligation under; or

          (iv) do or permit anything which is likely to enable or give grounds to another party to do anything referred to in sub-paragraphs
                 (i), (ii) or (iii) in relation to,

          a Material Document.

     (p)  (RESTRICTED PAYMENT)

          The Borrower will only be permitted to make a Restricted Payment if:

          (i) the ratio under paragraph (aa) when last calculated was at or below 2.75 and will remain at or below 2.75 immediately before and after the making of that Restricted Payment (treating the Restricted Payment as an expense); and

          (ii) no Event of Default or Potential Event of Default is subsisting.

     (q)  (COMMERCIAL DEALINGS)

          (i)    It will not deal in any way with any person except:

                 (A) at arms' length in the ordinary course of business for valuable commercial consideration; or

                 (B) with a person who is a Charging Group Member.

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          (ii)   It may only deal with an Associate who is not a Charging Group
                 Member (except in the case of the payment of marketing fees and reimbursements) if the Auditor verifies the adequacy of the consideration or otherwise verifies compliance with sub-paragraph (i).

     (r)  (FINANCIAL ASSISTANCE) The Borrower will not:

          (i) advance money or make available financial accommodation to or for the benefit of; or

          (ii) give a Guarantee or Security Interest in connection with an obligation or liability of,

          any person (other than a Charging Group Member), but it may:

          (iii) deposit funds with a bank in the ordinary course of its business unless it owes Financial Indebtedness to that bank and the bank is not an Indemnified Party;

          (iv) allow its customers to acquire goods and services on extended terms in the ordinary course of trading;

          (v) enter into foreign exchange and interest rate hedging arrangements in good faith on normal commercial terms at arm's length in the ordinary course of business and meet margin requirements under those arrangements; and

          (vi) provide financial accommodation or give a Guarantee or Security Interest which is permitted under paragraph (p) above.

     (s) (DISTRIBUTIONS) It will not pay or distribute any money or other asset (including by management or other fee, interest, dividend, loan, return of capital, repayment or redemption) to or for the benefit of a shareholder in that capacity or to an Associate except:

          (i) dividends in the ordinary course of business paid out of trading profits (which excludes, for this purpose, extraordinary items, sales of fixed assets and revaluations) when no Event of Default subsists;

          (ii)   reasonable directors' fees and salaries and other emoluments;

          (iii)  payments under dealings permitted under paragraph (p); and

          (iv)   payments to a Charging Group Member.

     (t) (CHANGE OF BUSINESS) It will not cease or materially change its business carried on in connection with any Mortgaged Property. It will not, and will ensure that each Relevant Company will not, take action whether by acquisition or otherwise which alone or in aggregate would materially alter the nature of the business of the Relevant Companies and its Subsidiaries taken as a whole.

     (u) (FINANCIAL INDEBTEDNESS) It will not incur any Financial Indebtedness except:

          (i)    under the Transaction Documents;

          (ii)   between Charging Group Members;

          (iii) to the Borrower or any person who has given a Satisfactory Charge; or

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          (iv)   in relation to the Borrower and its Subsidiaries on a
                 consolidated basis, finance Leases the capital amount of which (determined under current accounting practice in force at the relevant time) in aggregate does not exceed A$10,000,000 at any time.

     (v)  (SUBSIDIARIES)

          (i) It will not create or acquire a Subsidiary unless at the time of becoming a Subsidiary the Subsidiary gives a Satisfactory Charge.

          (ii) It will ensure that each of its Subsidiaries complies with paragraphs (e) to (z) inclusive as if binding on each of them and as if references to it were to the Subsidiary.

     (w) (RATIFICATION) As shareholder of any Relevant Company, it ratifies and confirms the execution, delivery and performance by each Relevant Company of each Transaction Document. It will be taken to have ratified and confirmed the execution, delivery and performance of each Satisfactory Charge to which any entity of which it is a shareholder is at any time expressed to be party.

     (x) (ACQUISITION) It will not acquire or establish any new business or acquire any shares in any person other than a Charging Group Member.

     (y) (CAPITAL EXPENDITURE) The Borrower and its Subsidiaries on a consolidated basis will not incur capital expenditure in excess of:

          (i)    A$10,000,000 in the financial year ending 31 December 1996; and

          (ii) A$5,000,000 in the financial year ending 31 December 1997 and each subsequent financial year,

          except that unused amounts of the above limits for capital expenditure in any financial year may be carried over to add to the limits of subsequent financial years.

     (z)  (INSPECTION)

          The Agent or persons authorised by it may at any time on reasonable notice inspect and require the provision of copies of the records, and inspect the premises, of the Borrower and the Guarantors and inspect the Mortgaged Property. However if there is no Event of Default and the Agent inspects more than once a year, the Agent shall bear the costs and expenses in relation to those inspections subsequent to the first inspection.

          The Borrower and each Guarantor will do everything in its power to assist that inspection and provide those copies and will ensure that its employees and officers do the same.

     (aa) (LEVERAGE RATIO) The Borrower will ensure that the ratio of its Total Debt determined as at each Calculation Reference Date to its EBITDA in respect of the four quarters immediately preceding that Calculation Reference Date, does not exceed;

          (i) in respect of the period from the quarter ending on 30 June 1996 to the quarter ending on 31 December 1997, 4.0;

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          (ii)   in respect of the period from the quarter ending on 31 March
                 1998 to the quarter ending 31 December 1998, 3.0; and

          (iii) in respect of the period from the quarter ending on 31 March 1999 and subsequently, 2.5,

          except that in respect of 30 June 1996 and 30 September 1996, the respective EBITDA amount to be used in the ratio will be:

          (i) in the case of 30 June 1996, EBITDA for the six months immediately preceding that date multiplied by two; and

          (ii) in the case of 30 September 1996, EBITDA for the nine months immediately preceding that date multiplied by four and divided by three.

     (ab) (FIXED CHARGE COVERAGE RATIO) The Borrower will ensure that Fixed Charge Coverage Ratio determined as at each Calculation Reference Date in respect of the four quarters immediately preceding that Calculation Reference Date for the period form June 30 1996 to 31 December 2000, does not exceed 1.05.

          In respect of 30 June 1996 and 30 September 1996, the respective EBITDA amount to be used in the ratio will be:

          (i) in the case of 30 June 1996, EBITDA for the six months immediately preceding that date multiplied by two; and

          (ii) in the case of 30 September 1996, EBITDA for the nine months immediately preceding that date multiplied by four and divided by three.

17.2 UNDERTAKINGS RELATING TO MORTGAGED PROPERTY

     Each of the Borrower and Guarantors undertakes to each Indemnified Party as follows, except to the extent that the Agent acting on the instructions of the Majority Participants consents otherwise.

     (a)  (PAY OUTGOINGS)

          (i) Subject to sub-paragraph (ii), it will promptly pay all outgoings payable by it in respect of the Mortgaged Property (including rent and Taxes).

          (ii) It need not pay outgoings which are being contested in good faith except where failure to pay may have a Material Adverse Effect.

          (iii) It will pay contested outgoings which it is liable to pay on the final determination or settlement of the contest.

          (iv) On request by the Agent it will immediately provide to the Agent evidence of every payment covered by this undertaking.

     (b)  (MAINTENANCE)

          (i) It will maintain the Mortgaged Property in a good state of repair and in good working order and condition.

          (ii) On being required to do so by the Agent (acting reasonably) it will immediately amend every defect in the repair and condition of the Mortgaged Property (fair wear and tear excepted).

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               (c)   (INSURANCE)

                     (i) (GENERAL OBLIGATION) In its name and in the name of the Agent on behalf of the Participants it will:

                           (A) insure and keep insured the Mortgaged Property which is of an insurable nature to the full replacement or re-instatement value; and

                           (B) take out and keep in force other insurance with respect to the Mortgaged Property and each business in which the Mortgaged Property is used (including any insurance reasonably requested by the Agent and public risk including risks associated with passive smoking, worker's compensation, business interruption insurance, natural disasters (including storm surge)), in the manner and to the extent:

                           (C)  which the Agent acting on the advice of
                                reputable brokers determines reasonable and customary for a business enterprise engaged in a similar business and in a similar locality, and for property of the nature of the Mortgaged Property; or

                           (D)  for so long as the Agent has made no
                                determination or request under this sub-paragraph (i), which a business enterprise holding similar property, and engaged in a business in a similar locality, would prudently insure against

                     (ii) (PAYMENT OF PREMIUMS) It will pay when due all premiums, commissions, levies, stamp duties, charges and other expenses necessary for taking out those insurance policies and keeping them in force.

                     (iii) (INSURERS) It will take out each insurance policy
                           with independent and reputable insurers approved by the Agent located in jurisdictions approved by the Agent. The Agent will not unreasonably withhold or delay any such approval.

                     (iv) (INFORMATION) On request it will provide to the Agent certificates of currency in respect of all insurance policies, and other details on the insurance policies which the Agent requires.

                     (v) (ANNUAL REPORT) On or about each anniversary of the date of this Agreement it will provide to the Agent a report on those insurance policies at the date of the report and on claims and other material events with respect to those insurances during the previous twelve months.

                     (vi) (NO PREJUDICIAL ACTION) It will not do, permit, or omit to do, anything which may prejudice an insurance policy.

                     (vii) (CONTENTS OF POLICY) Without limiting sub-paragraph
                           (i), it will ensure that each insurance policy is on terms and conditions reasonably satisfactory to the Agent acting on the advice of reputable brokers and, without limitation, provides that:

                           (A) the Agent (on behalf of the Participants) is named as loss payee;

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                     (B)  the proceeds resulting from a claim under the policy
                          will be paid to the Agent other than claims for less than A$500,000 or its equivalent and claims under a public liability policy and a business interruption policy in each case made before the Agent notifies the insurer that the Borrower Charge and the Guarantor Charge have become enforceable;

                     (C) the amount of any excess or deductible payable by the insured in respect of a claim will not exceed the amount which the Agent determines is customary for similar policies acting on the advice or reputable brokers;

                     (D) the insurer waives its right to set off or counter claim or to make any other deduction or withholding against the Agent and each person claiming under the Agent;

                     (E) all claims for insurance premiums, levies, stamp duties, charges or commissions against the Agent and each person claiming under the Agent are waived;

                     (F) the insurer will not terminate the policy unless the relevant default or breach remains unremedied for at least 14 days after notice by the insurer to the Agent specifying the default or breach;

                     (G) to the extent that the policy covers the interest of the Agent and the Participants the insurer will not refuse or reduce a claim or cancel or avoid the policy except where the right to do so results from the fraud of the Agent or a Participant;

                     (H) a claim for replacement or re-instatement value will be paid even though the relevant asset is not replaced or re-instated; and

                     (I)  there is no averaging provision.

               (viii)(REMEDY OF DEFAULT) If:

                     (A) it fails to take out or to keep in force an insurance policy;

                     (B) the Agent determines that the insurer may become entitled to cancel or avoid and insurance policy; or

                     (C) the Agent determines that the insurer under a policy may not be capable of meeting a claim,

                     the Agent acting on the instructions of the Majority Participants may do anything which it determines is advisable or necessary to take out or keep in force that policy or to take out a new policy complying with this clause at the cost of the Borrower and or in the name of the Borrower or the Agent or both. The Agent is not obliged to do anything under this sub-paragraph.

               (ix) (ENFORCEMENT BY AGENT) It will do everything (including providing documents, evidence and information) necessary or desirable in the opinion of the Agent acting on the instructions of the Majority Participants to enable the Agent to claim, and to collect or recover money due, under or in respect of, and insurance policy.

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               (x)   (NOTICE OF CLAIMS) As soon as possible it will notify:

                     (A)  (I)   the Agent; and

                          (II) (when it is required or it is advisable to do so) the relevant insurer,

                          of any event which does or is likely to give rise to a claim of A$250,000 or its equivalent or more under an insurance policy; and

                     (B)  the Agent of:

                          (I) a cancellation, change or reduction in an insurance policy;

                          (II)  an insurance policy becoming void or voidable;
                                or

                          (III) any other material circumstance or
                                correspondence relating to an insurance policy.

               (xi) (USE OF INSURANCE PROCEEDS) It will use the proceeds of all insurance policies received by it as follows:

                     (A)  while an Event of Default subsists:

                          (I)   for a purpose described in sub-paragraph (B); or

                          (II)  towards payment of the Secured Moneys,

                     at the option of the Agent acting on the instructions of the Majority Participants; or

                     (B)  if no Event of Default subsists:

                          (I) to the extent necessary towards replacement, repair or reimbursement of the Mortgaged Property;

                          (II) to discharge the relevant liability or to make good the relevant loss covered by the insurance policy; and

                          (III) any surplus proceed shall be paid to the
                                Borrower or Guarantor concerned.

                     The Agent will make available all proceeds received by the Agent as and when the proceeds are actually required.

          (d)  (PRESERVATION AND PROTECTION OF SECURITY)

               (i) It will promptly do everything necessary or reasonably required by the Agent:

                     (A) to preserve and protect the value of the Mortgaged Property; and

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                     (B)  to protect and enforce its title and the title of the
                          Agent and the Participants as mortgagee to the Mortgaged Property.

               (ii) Without limiting the generality of sub-paragraph (i), it will not permit lodgement of a caveat forbidding the recording of an interest of it or the Agent or a Participant in the Mortgaged Property.

               (iii) If a caveat is lodged (other than a caveat lodged by the
                     Agent on behalf of the Participants) it will promptly do everything in its power to remove it.

          (e) (OTHER SECURITY INTERESTS) It will comply fully with all Security Interest affecting the Mortgaged Property and the obligations secured by those Security Interests.

          (f)  (ENVIRONMENTAL LAW)

               It will maintain procedures which in the opinion of the Agent are adequate to monitor:

               (i)   its compliance with Environmental Law and Authorisations;
                     and

               (ii) circumstances which may give rise to a claim or to a requirement of substantial expenditure by it or of cessation or material alteration of its activity.

          (g) (ACQUISITION OF ASSETS) It will immediately notify the Agent if it:

               (i) enters into an agreement to purchase, or otherwise acquire, an estate or interest in land (other than a Lease for a term (including all renewal options) of less than three years); or

               (ii)  creates or acquires a Subsidiary,

17.3      TERMS OF UNDERTAKINGS

          Each undertaking in this clause continues from the date of this Agreement until the Secured Moneys are fully and finally repaid.

17.4      UNDERTAKINGS RELATING TO TRUST

          The Borrower undertakes to each Indemnified Party that it will ensure the following. Fernbank, as trustee of the Trust, and in its own right, undertakes to each indemnified Party as follows except to the extent that the Agent acting on the instructions of the Majority Participants consents,

          (a) (AMENDMENT TO TRUST DEED) Fernbank will ensure that the Trust Deed is not amended or revoked.

          (b) (RESETTLEMENT) Fernbank will ensure that there is no resettlement, setting aside or transfer of any asset of the Trust other than a transfer which complies with both the Trust Deed and the Transaction Documents except in a solvent reconstruction approved by the Agent.

          (c) (OBLIGATIONS) Fernbank will comply fully with its obligations under the Trust Deed and at law.

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          (d)  (NO ADDITIONAL TRUSTEE) Fernbank will ensure that no other person is appointed trustee of the Trust.

          (e) (NOT RETIRE) Fernbank will not do anything which would cause or enable its removal, nor will it retire, as trustee of the Trust except in a solvent reconstruction approved by the Agent.

          (f) (NO VESTING) Fernbank will ensure that the vesting date is not determined, and will not otherwise alter, shorten or fix the vesting date under the Trust Deed except in a solvent reconstruction approved by the Agent.

          (g)  (RIGHT OF SUBROGATION AND INDEMNITY) Fernbank will ensure that:

               (i) there is no restriction or limitation on or derogation from its right of subrogation or indemnity (whether or not arising under the Trust Deed); and

               (ii) its lien over any property of the Trust will have priority over the rights of the beneficiaries of the Trust.

          (h) (NO DISTRIBUTION) Fernbank will not distribute any capital or income of the Trust other than:

               (i) as required under the Trust Deed when no Event of Default or Potential Event of Default subsists; or

               (ii)  under a solvent reconstruction approved by the Trustee.

               This sub-clause does not limit Clause 17.1(s) (DISTRIBUTIONS)

          (i) (NOTICES) Fernbank will promptly give the Agent copies of all documents and notices received by it from any beneficiary or manager of the Trust or which it gives to a beneficiary or manager of the Trust.

18.       EVENTS OF DEFAULT

18.1      EVENTS OF DEFAULT

          Each of the following is an Event of Default (whether or not it is in the control of any Relevant Company).

          (a) (OBLIGATIONS UNDER TRANSACTION DOCUMENTS) A Relevant Company fails:

               (i) subject to Clause 18.3, to pay a principal amount payable by it under a Transaction Document when due;

               (ii) to comply with any of its other obligations under a Transaction Document and, if in the opinion of the Agent that failure can be remedied within 30 days, does not remedy the failure within that period;

               (iii) to satisfy within the time stipulated anything which the
                     Agent made a condition of its waiving compliance with a condition precedent or undertaking in a Transaction Document; or

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          (iv)   to pay any fee or other amount (other than principal) payable under a Transaction Document and that amount remains unpaid for five days from the due date.

     (b) (MISREPRESENTATION) A representation, warranty or statement by or on behalf of a Relevant Company in a Transaction Document, or in a document provided under or in connection with a Transaction Document, is not true in a material respect or is misleading in a material respect when made or repeated.

     (c)  (CROSS DEFAULT)

          (i)    Financial Indebtedness of not less than $1,000,000 a Relevant
                 Company:

                 (A) is not paid when due (or within an applicable grace period); or

                 (B) becomes due and payable or capable of being declared due and payable before its stated maturity or expiry;

          (ii) a facility or obligation granted or owed by a person to a Relevant Company to provide financial accommodation or to acquire or underwrite Financial Indebtedness is prematurely terminated; or

          (iii) an event of default as defined in another Transaction Document occurs.

          For the purpose of this paragraph:

          (i) if a person is required to provide cash cover for Financial Indebtedness as a result of an actual, likely or threatened default or an event of default or termination, cancellation, special prepayment or similar event, whatever called, that Financial Indebtedness will be taken to be due and payable; and

          (ii) sub-paragraphs (i)(B) and (ii) will not apply if a Relevant Company exercises an optional right of prepayment or termination in the absence of an actual, likely or threatened default or event of default or termination, cancellation, special prepayment or similar event, whatever called.

     (d)  (ADMINISTRATION, WINDING UP, ARRANGEMENTS, INSOLVENCY ETC.)

          (i) An administrator of a Relevant Company is appointed other than by the Agent.

          (ii) Except for the purpose of a solvent reconstruction or amalgamation previously approved by the Agent:

                 (A) an application or an order is made, proceedings are commenced, a resolution is passed or proposed in a notice of meeting, an application to a court or other steps are taken for:

                         (1) the winding up, dissolution or administration of a Relevant Company; or

                         (2)     a Relevant Company entering into an
                                 arrangement, compromise or composition with or assignment for the benefit of its creditors or a class of them,

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                         (other than frivolous or vexatious applications,
                         proceedings, notices and steps); or

                 (B) a Relevant Company ceases, suspends or threatens to cease or suspend the conduct of all or a substantial part of its business or disposes of or threatens to dispose of a substantial part of its assets; or

          (iii)  a Relevant Company:

                 (A) is, or under legislation is presumed or taken to be, insolvent (other than as the result of a failure to pay a debt or claim the subject of a good faith dispute); or

                 (B) stops or suspends or threatens to stop or suspend payment of all of a class of its debts

     (e)  (ENFORCEMENT AGAINST ASSETS)

          (i) A receiver, receiver and manager or similar officer is appointed to;

          (ii)   a Security Interest becomes enforceable or is enforced over; or

          (iii) a distress, attachment or other execution is levied or enforced or applied for over,

          all or any of the assets and undertaking of a Relevant Company.

     (f) (REDUCTION OF CAPITAL) Without the prior consent of the Agent, a Relevant Company:

          (i) reduces its capital (including, without limitation, a purchase of its shares but excluding a redemption of redeemable shares);

          (ii) passes a resolution to reduce its capital or to authorise it to purchase its shares or a resolution under section 188(2) or 205(10) of the Corporations Law or an equivalent provision, or calls a meeting to consider such a resolution; or

          (iii) applies to a court to call any such meeting or to sanction any such resolution or reduction.

     (g) (INVESTIGATION) An investigation into all or part of the affairs of any Relevant Company commences under companies legislation in circumstances material to its financial condition.

     (h) (ANALOGOUS PROCESS) Anything analogous to anything referred to in paragraphs (d) to (g) inclusive, or having substantially similar effect, occurs with respect to any Relevant Company under any overseas law or any law which commences or is amended after the date of this Agreement.

     (i)  (VITIATION OF DOCUMENTS)

          (i) All or any material part (in the opinion of the Agent) of a Relevant Document is terminated or is or becomes void, illegal, invalid, unenforceable or of limited force and effect;

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           (ii)  a party becomes entitled to terminate, rescind or avoid all or a material part (in the opinion of the Agent) of a Relevant Document; or

          (iii) a party other than the Agent or a Participant alleges or claims that an event described in sub-paragraph (i) has occurred or that it is entitled as described in sub-paragraph (ii).

     (j) (AMENDMENT OF ARTICLES) The memorandum or articles of association or other constituent documents of the Borrower or a Guarantor are amended in a material respect without the prior consent of the Agent (which will not be withheld or delayed unreasonably).

     (k) (REVOCATION OF AUTHORISATION) The Casino Licence or Authorisation which is material to the performance by any Relevant Company of a Relevant Document, or to the validity and enforceability of a Relevant Document or to the security of the Agent and the Participants, is repealed, revoked or terminated or expires, or is materially (in the opinion of the Agent) modified or amended or material conditions (in the opinion of the Agent) are attached to it in a manner unacceptable to the Agent, and is not replaced by another Authorisation acceptable to the Agent.

     (l) (MATERIAL ADVERSE CHANGE) Any other event or series of events, whether related or not, occurs (including, without limitation, a material adverse change in the business, assets or financial condition of any Relevant Company or the value of the Mortgaged Property), which may have a Material Adverse Effect.

     (m)  (CONTROL OF BORROWER AND GUARANTORS) Without the prior consent of the
          Agent:

          (i) the Borrower or a Guarantor becomes a Subsidiary of another person; or

          (ii) except as permitted under the Option Deed or in the opinion of the Agent there is a material change in the ownership, management or control of the Borrower or a Guarantor.

     (n)  (TRUST)

          (i)    A new or additional trustee of the Trust is appointed:

          (ii) the unit holders resolve to wind up the Trust, or the Borrower is required to wind up the Trust under the Trust Deed or applicable law, or the winding up of the Trust commences; or

          (iii) the Trust is held or is conceded by the Borrower not to have been constituted or to have been imperfectly constituted;

     (o)  (COMPULSORY ACQUISITION)

          (i) All or any part of the assets of a Relevant Company is compulsorily acquired by or by order of a Governmental Agency or under law;

          (ii) a Governmental Agency orders the sale, vesting or divesting of all or any part of the assets of a Relevant Company; or

          (iii) a Governmental Agency takes a step for the purpose of any of the above or proposes or threatens to do any of the above.

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     (p)  (GOVERNMENTAL INTERFERENCE) A law or anything done by a Governmental
          Agency wholly or partially renders illegal, prevents or restricts the performance or effectiveness of a Transaction Document or otherwise has a Material Adverse Effect.

     (q)  (ENVIRONMENTAL EVENT)

          (i)    (A) Any person takes action;

                 (B) there is a claim; or

                 (C) there is a requirement of expenditure or of cessation or alteration of activity,

                 under Environmental Law, which may have a Material Adverse Effect and which is not rectified or cured within 30 Business Days of the Borrower becoming aware of the sum; or

          (ii) a circumstance arises which may give rise to an action, claim or requirement within sub-paragraph (i) and which is not rectified or cured within 30 Business Days of the Borrower becoming aware of the sum.

     (r) (MGM GUARANTEE) An Event of Default under (and as defined in) the MGM Guarantee occurs.

18.2 CONSEQUENCES

     In addition to any other rights provided by law or any Transaction Document, at any time while an Event of Default subsists the Agent may and shall if the Majority Participants direct do all or any of the following:

     (a) by notice to the Borrower declare all sums actually or contingently owing under this Agreement immediately due and payable, and the Borrower shall immediately pay the Principal Outstanding together with accrued interest and fees and all other sums;

     (b)  by notice to the Borrower cancel the Commitment;

     (c) at the cost of the Borrower, appoint a firm of independent accountants or other experts to review and report to the Agent and the Participants on the affairs, financial condition and business of any Relevant Company.

          Each Relevant Company will do everything in its power to ensure the review and report can be carried out promptly, completely and accurately. Without limitation, it will co-operate fully with the review and ensure that the accountants and experts are given access to all premises and records of each Relevant Company and are given all information concerning any Relevant Company which they require from time to time. It will ensure that all officers and employees of each Relevant Company do the same.

18.3 TECHNICAL DEFAULT IN PAYMENT

     Failure by the Borrower to pay an amount due will not constitute an Event of Default under clause 18.1(a)(i) (NON-PAYMENT DEFAULT EVENT) if:

     (a) before the exercise of the Agent's powers under clause 18.2 (CONSEQUENCES) the Borrower demonstrates to the satisfaction of the Agent that it had sufficient available funds with its bankers and had given appropriate instructions to those bankers to

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          make that payment and that the payment would have been made but for temporary technical or administrative difficulties outside the control of the Borrower; and

     (b) payment is received in the manner required within three Business Days of the due date.

     The Agent need not wait for a demonstration under paragraph (a) before exercising its powers under clause 18.2 (CONSEQUENCES).

19.  GUARANTEE

19.1 GUARANTEE

     The Guarantors jointly and severally unconditionally and irrevocably guarantee the due and punctual payment of the Secured Moneys. Each Guarantor enters into this Agreement in accordance with Clause 35 for valuable consideration which includes, without limitation, the Indemnified Parties continuing to provide financial accommodation to the Borrower under this Agreement.

19.2 PAYMENT

     On demand from time to time each Guarantor shall pay an amount equal to the Secured Moneys then due and payable in the same manner and currency which the Borrower is required to pay the Secured Moneys under the relevant Transaction Document (or would have been but for its Liquidation).

19.3 UNCONDITIONAL NATURE OF OBLIGATION

     Neither this Agreement nor the obligations of any Guarantor under this Agreement will be affected by anything which but for this provision might operate to release, prejudicially affect or discharge them or in any way relieve any Guarantor from any obligation including, without limitation:

     (a) the grant to any person of any time, waiver or other indulgence, or the discharge or release of any person;

     (b) any transaction or arrangement that may take place between any Indemnified Party and any person;

     (c)  the Liquidation of any person;

     (d) any Indemnified Party becoming a party to or bound by any compromise, moratorium, assignment of property, scheme of arrangement, composition of debts or scheme of reconstruction by or relating to any person;

     (e) any Indemnified Party exercising or delaying or refraining from exercising or enforcing any document or agreement or any right, power or remedy conferred on it by law or by any Transaction Document or by any other document or agreement with any person;

     (f) the amendment, variation, novation, replacement, rescission, invalidity, extinguishment, repudiation, avoidance, unenforceability, frustration, failure, expiry, termination, loss, release, discharge, abandonment, assignment or transfer, in whole or in part and with or without consideration, of any Transaction Document or of any other document or agreement held by any Indemnified Party at any time or of any right, obligation, power or remedy;

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        (g)   the taking or perfection of or failure to take or perfect a document or agreement;

        (h) the failure by any person or any Indemnified Party to notify any Guarantor of any default by any person under any Transaction Document or any other document or agreement;

        (i) any indemnified Party obtaining a judgement against any person for the payment of any Secured Moneys;

        (j) any legal limitation, disability, incapacity or other circumstance relating to any person;

        (k) any change in any circumstance (including, without limitation, in the members or constitution of a person);

        (l) this Agreement or any other document or agreement not being valid or executed by, or binding on, any person; or

        (m) any increase in the Scured Moneys for any reason (including, without limitation, as a result of anything referred to above),

         whether with or without the consent of the Guarantors. Without limitation, this Agreement binds a Guarantor even if it is, or has become, the only Guarantor bound. None of the above paragraphs limits the generality of any other. A reference to any person includes, without limitation, any other Guarantor and the Borrower.

19.4     PRINCIPAL AND INDEPENDENT OBLIGATION

         This clause is a principal and independent obligation. Except for stamp duty purposes, it is not ancillary or collateral to another document, agreement, right or obligation.

19.5     NO MARSHALLING

         No Indemnified Party is obliged to marshal or appropriate in favour of any Guarantor or to exercise, apply or recover:

         (a) any Security Interest, Guarantee, document or agreement (including, without limitation, any Transaction Document) held by an Indemnified Party at any time; or

         (b) any of the funds or assets that an Indemnified Party may be entitled to receive or have a claim on.

19.6      NO COMPETITION

          Until the Secured Moneys have been irrevocably paid and discharged in full no Guarantor is entitled to,and no Guarantor shall:

          (a) be subrogated to any Indemnified Party or claim the benefit of any Security Interest or Guarantee held by any indemnified Party at any time;

          (b) either directly or indirectly prove in, claim or receive the benefit of, any distribution, dividend or payment arising out of or relating to the liquidation of the Borrower, any other Guarantor or any other person who gives a Guarantee or Security Interest in respect of any Secured Moneys; or

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     (c)  have or claim any right of contribution or indemnity from the
          Borrower, any other Guarantor or any other person who gives a Guarantee or Security Interest in respect of any Secured Moneys.

     The receipt of any distribution, dividend or other payment by any Indemnified Party out of or relating to any Liquidation will not prejudice the right of any Indemnified Party to recover the Secured Moneys by enforcement of this Agreement.

19.7 SUSPENSE ACCOUNT

     In the event of the Liquidation of the Borrower or any other person (including, without limitation, any Guarantor) each Guarantor authorises each Indemnified Party:

     (a) to prove for all moneys which the Guarantors have paid that Indemnified Party under this Agreement; and

     (b)  (i)    to retain and carry to a suspense account; and

          (ii)   to appropriate at the discretion of the Agent,

          any dividend received in the Liquidation of the Borrower or any other person and any other money received in respect of the Secured Moneys,

     until each Indemnified Party has been paid the Secured Moneys in full.

19.8 RESCISSION OF PAYMENT

     Whenever for any reason (including without limitation under any law relating to Liquidation, fiduciary obligations or the protection of creditors):

     (a) all or part of any transaction of any nature (including, without limitation, any payment or transfer) made during the term of this Agreement which affects or relates in any way to the Secured Moneys is void, set aside or voidable;

     (b) any claim that anything contemplated by paragraph (a) is so is upheld, conceded or compromised; or

     (c) any Indemnified Party is required to return or repay any money or asset received by it under any such transaction or the equivalent in value of that money or asset,

     each Indemnified Party will immediately become entitled against each Guarantor to all rights in respect of the Secured Moneys and the Mortgaged Property which it would have had if all or the relevant part of the transaction or receipt had not taken place. Each Guarantor shall indemnify each Indemnified Party on demand against any resulting loss, cost or expense. This clause continues after this Agreement is discharged.

19.9 INDEMNITY

     If any Secured Moneys (including moneys which would have been Secured Moneys if they were recoverable) are not recoverable from the Borrower for any reason (including, without limitation, any legal limitation, disability, incapacity or thing affecting the Borrower) each Guarantor shall indemnify each Indemnified Party on demand and shall pay those moneys to the relevant Indemnified Party on demand.

     This applies whether or not:

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          (a)    any transaction relating to the Secured Moneys was void or illegal or has been subsequently avoided; or

          (b) any matter or fact relating to that transaction was or ought to have been within the knowledge of any Indemnified Party.

19.10     CONTINUING GUARANTEE AND INDEMNITY

          This clause:

          (a)    is a continuing guarantee and indemnity;

          (b) will not be taken to be wholly or partially discharged by the payment at any time of any Secured Moneys or by any settlement of account or other matter or thing; and

          (c) remains in full force until the Secured Moneys have been paid in full and the Guarantors have completely performed their obligations under this Agreement.

19.11     VARIATIONS

          This clause covers the Secured Moneys as varied from time to time including, without limitation, as a result of:

          (a)    any amendment to, or waiver under, any Transaction Document; or

          (b)    the provision of further accommodation to the Borrower,

          and whether or not with the consent of or notice to the Guarantors. This does not limit any other provision.

19.12     JUDGMENT

          A judgment obtained against the Borrower will be conclusive against each Guarantor.

19.13     CONDITIONS PRECEDENT

          Any condition or condition precedent to the provision of financial accommodation, is for the benefit of the Indemnified Parties and not the Guarantors. Any waiver of or failure to satisfy such a condition or condition precedent will be disregarded in determining whether an amount is part of the Secured Moneys.

20.       INTEREST ON OVERDUE AMOUNTS

20.1      ACCRUAL

          Interest accrues on each unpaid amount which is due and payable by the Borrower or a Guarantor under or in respect of any Transaction Document (including interest payable under this clause):

          (a) on a daily basis up to the date of actual payment from (and including) the due date or, in the case of an amount payable by way of reimbursement or indemnity, the date of disbursement or loss, if earlier;

          (b) both before and after judgment (as a separate and independent obligation); and

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          (c)    at the rate determined by the Agent to be the sum of 2% per annum plus the higher of:

                 (i) the rate (if any) applicable to the unpaid amount immediately before the due date; and

                 (ii) the Westpac Banking Corporation's reference lending rate from time to time, plus the Margin.

20.2      PAYMENT

          Each of the Borrower and the Guarantors shall pay interest accrued under this clause on demand by the Agent and on the last Business Day of each calendar quarter. That interest is payable in the currency of the unpaid amount on which it accrues.

21.       INDEMNITIES

21.1      INDEMNITIES

          On demand the Borrower shall indemnify each Indemnified Party against any loss, cost, charge, liability or expense the Indemnified Party (or any officer or employee of the Indemnified Party) may sustain or incur as a direct or indirect consequence of:

          (a) the occurrence of any Event of Default or Potential Event of Default;

          (b) any exercise or attempted exercise of any right, power or remedy under any Transaction Document or any failure to exercise any right, power or remedy;

          (c) any statement in, conduct relying on or omission or alleged omission from:

                 (i)     any information memorandum or loan proposal; or

                 (ii) any document or information prepared or authorised by it,

                 or any claim in respect of any of the above (including legal costs on a full indemnity basis);

          (d) a Loan requested in a Drawdown Notice not being provided for any reason (including, without limitation, failure to fulfil any condition precedent but excluding any default by the Indemnified Party which is claiming under this clause); or

          (e) a Participant receiving payments of principal in respect of any Loan before the last day of its Funding Period for any reason, including, without limitation, prepayment under this Agreement, but excluding default by the Agent.

          Without limitation the indemnity will cover any amount determined by the relevant Participant to be incurred by reason of the liquidation or re-employment of deposits or other funds acquired or contracted for by the relevant Participant to fund or maintain any Loan or amount (including loss of margin) and by reason of the reversing or termination of any agreement or arrangement entered into by the relevant Participant to hedge, fix or limit its effective cost of funding or maintaining any Loan or amount.

21.2      CURRENCY INDEMNITY

          The Borrower or each Guarantor, as the case may be, shall indemnify each Indemnified Party against any deficiency which arises whenever for any reason (including as a result of a judgment or order or
          Liquidation:

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     (a)  an Indemnified Party receives or recovers an amount in one currency
          (the PAYMENT CURRENCY) in respect of an amount denominated under a Transaction Document in another currency (the DUE CURRENCY); and

     (b) the amount actually received or recovered by an Indemnified Party in accordance with its normal practice when it converts the Payment Currency into the Due Currency is less than the relevant amount of the Due Currency.

21.3 REIMBURSEMENT IN ANOTHER CURRENCY

     Where an amount to be reimbursed or indemnified against under a Transaction Document is denominated in a currency other than Australian dollars, if a Indemnified Party so requests, the Borrower shall reimburse or indemnify it against the amount of Australian dollars which that Indemnified Party certifies that it used to buy the relevant amount of the other currency in accordance with its normal procedures. If that Indemnified Party does not so request, the Borrower shall reimburse or indemnify it in that other currency.

22.  EXPENSES

     On demand the Borrower shall reimburse:

     (a) the Agent for its reasonable and proper expenses in relation to the preparation, execution and completion of the Transaction Documents and any subsequent consent, agreement, approval, waiver or amendment; and

     (b)  each Indemnified Party for its expenses in relation to:

          (i) any actual or contemplated enforcement of the Transaction Documents, or actual or contemplated exercise, preservation or consideration of any rights, powers or remedies under the Transaction Documents or in relation to the Mortgaged Property; and

          (ii) any enquiry by a Governmental Agency concerning any Relevant Company or the Mortgaged Property or a transaction or activity the subject of the Transaction Documents, or in connection with which, financial accommodation or funds raised under a Transaction Document are used or provided.

     This includes, without limitation, legal costs and expenses (including in-house lawyers charged at their usual rates) on a full indemnity basis and travelling and out of pocket expenses, any expenses incurred in any review or environmental audit or in retaining consultants to evaluate matters of material concern to the Participants, and administrative costs including time of its executives (their time and costs are to be charged at reasonable rates).

23.  STAMP DUTIES

     (a) The Borrower shall pay all stamp, transaction, registration and similar Taxes (including fines and penalties) which may be payable in relation to the execution, delivery, performance or enforcement of any Transaction Document or any payment or receipt or any other transaction contemplated by any Transaction Document.

     (b) Those Taxes include financial institutions duly, debits tax or other Taxes payable by return and Taxes passed on to any Indemnified Party by a bank or financial institution.

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     (c)  On demand the Borrower shall indemnify each Indemnified Party against any liability resulting from delay or omission to pay those Taxes except to the extent the liability results from failure by the Indemnified Party to pay any Tax after having been put in funds to do so by the Borrower.

24.  CONTROL ACCOUNTS

     The accounts kept by the Agent constitute sufficient evidence, unless proven wrong, of the amount at any time due from the Borrower under this Agreement.

25.  SET-OFF

     (a) Each of the Borrower and the Guarantors severally irrevocably authorises each Indemnified Party if an Event of Default is subsisting to apply any credit balance in any currency (whether or not matured) in any of its accounts with that Indemnified Party towards satisfaction of any sum at any time due and payable by it to that Indemnified Party under or in relation to any Transaction Document. No Indemnified Party is obliged to make the application.

     (b) Any Indemnified Party may effect currency exchanges appropriate to implement that application.

26.  WAIVERS, REMEDIES CUMULATIVE

     (a) No failure to exercise and no delay in exercising any right, power or remedy under any Transaction Document operates as a waiver. Nor does any single or partial exercise of any right, power or remedy preclude any other or further exercise of that or any other right, power or remedy.

     (b) The rights, powers and remedies provided to the Indemnified Parties in the Transaction Documents are in addition to, and do not exclude or limit, any right, power or remedy provided by law.

27.  SEVERABILITY OF PROVISIONS

     Any provision of any Transaction Document which is prohibited or unenforceable in any jurisdiction is ineffective as to that jurisdiction to the extent of the prohibition or unenforceability. That does not invalidate the remaining provisions of that Transaction Document nor affect the validity or enforceability of that provision in any other jurisdiction.

28.  SURVIVAL OF REPRESENTATIONS AND INDEMNITIES

     (a) All representations and warranties in any Transaction Document survive the execution and delivery of the Transaction Documents and the provision of advances and accommodation.

     (b)  Each indemnity in any Transaction Document:

          (i)    is a continuing obligation;

          (ii)   is a separate and independent obligation; and

          (iii) survives termination or discharge of the relevant Transaction Document.

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29.  MORATORIUM LEGISLATION

     To the full extent permitted by law all legislation which at any time directly or indirectly:

     (a) lessens, varies or affects in favour of the Borrower or a Guarantor any obligation under a Transaction Document; or

     (b) delays, prevents or prejudicially affects the exercise by any Indemnified Party of any right, power or remedy conferred by any Transaction Document,

     is excluded from the Transaction Documents.

30.  CONSENTS AND OPINIONS

     Except where expressly stated any Indemnified Party may give or withhold, or give conditionally, approvals and consents, may be satisfied or unsatisfied, may form opinions and may exercise its rights, powers and remedies at its absolute discretion.

31.  ASSIGNMENTS

31.1 ASSIGNMENT BY BORROWER AND GUARANTOR

     Neither the Borrower nor any Guarantor may assign or transfer any of its rights or obligations under this Agreement without the prior written consent of the Agent acting on the instructions of all Participants.

31.2 ASSIGNMENT BY PARTICIPANTS

     A Participant may assign or transfer all or any of its rights or obligations under the Transaction Documents at any time if:

     (a)  any necessary prior Authorisation is obtained;

     (b) unless the transferee or assignee is a Related Corporation of the Participant, the Borrower has given its prior consent, which:

          (i)    it shall not withhold unreasonably; and

          (ii) will be taken to have been given if no response is received within 15 days of the request for consent; and

     (c) in the case of a transfer of obligations, the transfer is effected by a substitution in accordance with Clause 31.3 (SUBSTITUTION CERTIFICATES).

31.3 SUBSTITUTION CERTIFICATES

     (a) If a Participant wishes to substitute a new bank or financial institution for all or part of its participation under this Agreement, it and the substitute shall in the Australian Capital Territory, the Northern Territory or outside Australia execute and deliver to the Agent four counterparts of a certificate substantially in the form of Annexure D.

     (b) On receipt of the certificate, if the Agent is satisfied that the substitution complies with Clause 31.2 (ASSIGNMENT BY PARTICIPANTS), it shall promptly:

          (i)    notify the Borrower;

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          (ii)   countersign the counterparts on behalf of all other parties to this Agreement;

          (iii) enter the substitution in a register kept by it (which will be conclusive); and

          (iv) retain one counterpart and deliver the others to the retiring Participant, the substitute Participant and the Borrower.

     (c) When the certificate is countersigned by the Agent the retiring Participant will be relieved of its obligations to the extent specified in the certificate and the substitute Participant will be bound by the Transaction Documents as stated in the certificate.

     (d) Each other party to this Agreement irrevocably authorises the Agent to sign each certificate on its behalf.

     (e) Unless the Agent otherwise agrees, no substitution may be made while any Drawdown Notice or selection Notice is current.

31.4 DISCLOSURE

     A Participant may disclose to a proposed assignee, transferee or sub-participant information which relates to any Relevant Company or was furnished in connection with the Transaction Documents if it first obtains the consent of the Borrower (who shall not unreasonably withhold or delay that consent).

31.5 NO INCREASED COSTS

     Despite anything to the contrary in this Agreement, if a Participant assigns its rights under this Agreement, the Borrower will not be required to pay any net increase in the total amount of costs, Taxes, fees or charges which is a direct consequence of the assignment and of which the Participant or its assignee was aware or ought reasonably to have been aware on the date of the assignment. For this purpose only a substitution under Clause 31.3 (SUBSTITUTION CERTIFICATES) will be regarded as an assignment.

32.  RELATIONSHIP OF PARTICIPANTS TO AGENT

32.1 AUTHORITY

     (a) Subject to Clause 32.15 (REPLACEMENT OF AGENT) each Participant irrevocably appoints the Agent to act as its agent under the Transaction Documents. The Agent has all powers expressly delegated to it by the Transaction Documents together with all other powers reasonably incidental to those powers.

     (b) The Agent will have no duties or responsibilities except those expressly set out in the Transaction Documents.

32.2 INSTRUCTIONS; EXTENT OF DISCRETION

     (a) In the exercise of all its rights, powers and discretions under the Transaction Documents the Agent shall act in accordance with the instructions (if any) of the Majority Participants or (where so specified) of all Participants.

     (b) In the absence of those instructions, the Agent need not act but may act as it sees fit in the best interests of the Participants.

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          (c)    Any action taken by the Agent under the Transaction Documents binds all the Participants.

          (d) The Agent is not obliged to consult with the Participants before giving any consent, approval or agreement or making any determination under the Transaction Documents except where this Agreement expressly provides otherwise.

32.3      NO OBLIGATION TO INVESTIGATE AUTHORITY

          (a) Neither the Borrower nor a Guarantor need enquire whether any instructions have been given to the Agent by all Participants or the Majority Participants or as to the terms of those instructions.

          (b) As between the Borrower and the Guarantors on the one hand and the Agent and the Participants on the other, all action taken by the Agent under the Transaction Documents will be taken to be authorised.

32.4      AGENT NOT A FIDUCIARY

          The Agent will not be taken to owe any fiduciary duty to any Participant, any Relevant Company or any other person except as expressly provided in a Transaction Document.

32.5      EXONERATION

          Neither the Agent nor any of its respective directors, officers, employees, agents, attorneys, Related Corporations or successors is responsible to the Participants for, or will be liable (whether in negligence or on any other ground whatever) in respect of:

          (a) any conduct relating to, contained in or relying on, any loan proposal or information memorandum, any Transaction Document or any document or agreement referred to in or received under any Transaction Document;

          (b) the value, validity, effectiveness, genuineness, enforceability or sufficiency of any loan proposal or information memorandum, any Transaction Document or any other document or agreement;

          (c)    any failure by any Relevant Company to perform its obligations;
                 or

          (d) any action taken or omitted to be taken by it or them under any Transaction Document except in the case of its or their own wilful misconduct.

32.6      DELEGATION

          The Agent may employ agents and attorneys.

32.7      RELIANCE ON DOCUMENTS AND EXPERTS

          The Agent may rely on:

          (a) any document (including any facsimile transmission, telegram or telex) believed by it to be genuine and correct; and

          (b) advice and statements of lawyers, independent accountants and other experts selected by the Agent.


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32.8  NOTICE OF TRANSFER

      The Agent may treat each Participant as the holder of the Participant's rights under the Transaction Documents until the Agent has received either a substitution certificate under this Agreement or a notice of assignment satisfactory to the Agent.

32.9  NOTICE OF DEFAULT

      (a) The Agent will be taken not to have notice or knowledge of the occurrence of an Event of Default or Potential Event of Default unless the Agent has received notice from a Participant or Relevant Company stating that an Event of Default or Potential Event of Default has occurred and describing it.

      (b) If the Agent receives notice that an Event of Default has occurred, the Agent shall notify the Participants, subject to Clause 32.14(c).

32.10 AGENT AS PARTICIPANT AND BANKER

      (a) The Agent in its capacity as a Participant has the same rights and powers under the Transaction Documents as any other Participant. It may exercise them as if it were not acting as the Agent.

      (b) The Agent may engage in any kind of business with any Relevant Company as if it were not the Agent. It may receive consideration for services in connection with any Transaction Document and otherwise without having to account to the Participants.

32.11 INDEMNITY TO AGENT

      (a) The Participants shall indemnify the Agent on demand (to the extent not reimbursed by any Relevant Company under any Transaction Document) ratably in accordance with their respective Commitments against any loss, cost, liability, expense or damage the Agent may sustain or incur directly or indirectly under or in relation to the Transaction Documents.

      (b) No Participant is liable under this sub-clause for any of the above to the extent that they arise from the Agent's wilful misconduct or gross negligence.

      (c) The Borrower shall indemnify each Participant on demand against any amount paid under paragraph (a). This does not limit its liability under any other provision.

32.12 INDEPENDENT INVESTIGATION OF CREDIT

      Each Participant confirms that it has made and will continue to make, independently and without reliance on the Agent or any other Participant:

      (a) its own investigations into the affairs of the Relevant Companies; and

      (b) its own analyses and decisions whether to take or not take action under any Transaction Document.

32.13 NO MONITORING

      The Agent is not required to keep itself informed as to the compliance by any Relevant Company with any Transaction Document or any other document or agreement or to inspect any property or book of any Relevant Company.

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32.14 INFORMATION

      (a) The Agent shall provide to each Participant a copy of each notice, report and other document which is provided to the Agent in sufficient copies for the Participants under the Transaction Documents.

      (b) The Borrower and each Guarantor authorises the Agent to provide any Participant with any information concerning any Relevant Company's affairs which may come into the possession of the Agent. The Agent is not obliged to do so.

      (c) The Agent is not obliged to disclose any information relating to any Relevant Company if in the opinion of the Agent (on the basis of the advice of its legal advisers) disclosure would or might breach a law or a duty of secrecy or confidence.

32.15 REPLACEMENT OF AGENT

      (a) Subject to the appointment of a successor Agent as provided in this clause:

          (i) the Agent may resign at any time by giving not less than 30 days notice to the Participants and to the Borrower; and

          (ii) the Majority Participants may remove the Agent from office by giving not less than 30 days notice to the Borrower and the Agent.

      (b) Upon notice of resignation or removal the Majority Participants have the right to appoint a successor Agent approved by the Borrower and who accepts the appointment.

      (c) If no successor Agent is appointed within 30 days after notice, the retiring Agent may on behalf of the Participants appoint a successor Agent who accepts the appointment.

      (d) On its appointment the successor Agent will have all the rights, powers and obligations of the retiring Agent. The retiring Agent will be discharged from its rights, powers and obligations.

      (e) The retiring Agent shall execute and deliver all documents or agreements which are necessary or in its opinion desirable to transfer to the successor Agent each Security Interest and Guarantee held by the retiring Agent in relation to the Secured Moneys or to effect the appointment of the successor Agent.

      (f) After any retiring Agent's resignation or removal, this clause will continue in effect in respect of anything done or omitted to be done by it while it was acting as Agent.

      (g) The Borrower shall not unreasonably withhold its approval of any proposed successor Agent. It shall respond as soon as practicable to any request for approval.

      (h) The Borrower need not pay the cost of the appointment of a successor Agent under this clause.

32.16 AMENDMENT OF TRANSACTION DOCUMENTS

      Each Participant authorises the Agent to agree with the other parties to any Transaction Document to amend any Transaction Document if:

      (a) the amendment will not increase the Commitments or other obligations of the Participants, change the dates or amounts of payment of any of the Secured Moneys,

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          release any of the Mortgaged Property or amend this sub-clause or any provision under which the agreement or instructions of all Participants of the Majority Participants are required; and

     (b)  (i)    the Agent is satisfied that the amendment is made to correct a manifest error or an error of a minor nature or that the amendment is of a formal or technical nature only; or

          (ii) the Majority Participants have, upon request by the Agent, notified the Agent of their agreement to the amendment.

     Each Participant will be bound by any amendment so agreed to by the Agent as if it were party to the relevant amendment agreement.

33.  PROPORTIONATE SHARING

33.1 SHARING

     Whenever any Participant receives or recovers any money in respect of any sum due from a Relevant Company under a Transaction Document in any way (including without limitation by set-off) except through distribution by the Agent under this Agreement:

     (a)  the Participant shall immediately notify the Agent;

     (b) the Participant shall immediately pay that money to the Agent (unless the Agent directs otherwise);

     (c) the Agent shall treat the payment as if it were a payment by the Relevant Company on account of all sums then payable to the Indemnified Parties; and

     (d)  (i)    the payment or recovery will be taken to have been a payment for the account of the Agent and not to the Participant for its own account, and to that extent the liability of the Relevant
                 Company to the Participant will not be reduced by the recovery or payment, other than to the extent of any distribution received by the Participant under paragraph (c); and

          (ii) (without limiting sub-paragraph (i)) immediately on the Participant making or becoming liable to make a payment under paragraph (b), the Borrower or the relevant Guarantor, as the case may be, shall indemnify the Participant against the payment to the extent that (despite sub-paragraph (i)) its liability has been discharged by the recovery or payment.

     If the Participant is required to disgorge or unwind all or part of the relevant recovery or payment then the other Participants shall repay to the Agent for the account of the Participant the amount necessary to ensure that all the Participants share ratably in the amount of the recovery or payment retained. Paragraphs (c) and (d) above apply only to the retained amount.

33.2 REFUSAL TO JOIN IN ACTION

     A Participant who does not accept an invitation, to join an action against any Relevant Company or does not share in the costs of the action (in each case having been given a reasonable opportunity to do so) is not entitled to share in any amount so recovered.

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34.  AGENT DEALINGS

     Except where expressly provided otherwise:

     (a) all correspondence under or in relation to the Transaction Documents between a Participant on the one hand, and the Borrower or a Guarantor on the other, will be addressed to the Agent; and

     (b) the Participants and the Borrower and the Guarantors severally agree to deal with and through the Agent in accordance with this Agreement.

35.  ADDITION OF GUARANTORS

     (a) (NEW GUARANTOR): The Borrower shall ensure that each of the companies in Schedule 2 shall become a Guarantor (the NEW GUARANTOR) for the purposes of this Agreement by entering into a Guarantor Accession Deed within 30 days of the first Drawdown Date.

     (b) (ACCESSION DEED): Upon execution of a Guarantor Accession Deed by the New Guarantor and the Agent, the New Guarantor shall be taken to be a Guarantor for the purposes of this Agreement with all the rights and obligations as if it were an original party to this Agreement and to have made the representations and warranties in Clause 16.1 and/or Clause 16.3 on the date of such execution.

     (c) (CONDITIONS PRECEDENT): The Borrower shall ensure that before the New Guarantor becomes a Guarantor, the Agent has received the following in form and substance satisfactory to it:

          (i) (CONFIRMATION OF WARRANTIES): a certificate signed by a director of the Borrower confirming that upon execution of the Guarantor Accession Deed the representations and warranties set out in Clause 16.1 and 16.3 will be correct in relation to the New Guarantor;

          (ii) (VERIFICATION CERTIFICATE): a certificate in relation to the New Guarantor given by a director of the New Guarantor substantially in the form of Annexure B with the attachments referred to and dated not earlier than 14 days before its execution of the Guarantor Accession Deed.

36.  TAXATION

36.1 ADDITIONAL PAYMENTS

     Whenever the Borrower or a Guarantor is obliged to make a deduction in respect of Tax from any payment under any Transaction Document:

     (a) it shall promptly pay the amount deducted to the appropriate Governmental Agency;

     (b) within 30 days of the end of the month in which the deduction is made, it shall deliver to the Agent official receipts or other documentation acceptable to the relevant Indemnified Party evidencing payment of that amount; and

     (c) unless the Tax is an Excluded Tax, it shall pay the relevant Indemnified Party on the due date of the payment any additional amounts necessary (as determined by the relevant Indemnified Party) to ensure that the relevant Indemnified Party receives when due a net amount (after payment of any Taxes and Australian Withholding Tax) in respect of those additional amounts) in the relevant currency equal to the full amount which it would have received had a deduction not been made, and it shall

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          indemnify the relevant Indemnified Party against the Tax and any amounts recoverable from the relevant Indemnified Party in respect of the Tax.

     The Borrower and each Guarantor waive any statutory right to recover from any Indemnified Party any amount paid under this clause.

36.2 SURVIVAL OF OBLIGATIONS

     The obligations of the Borrower and each Guarantor under this clause survive the repayment of the Principal Outstanding and the termination of this Agreement.

36.3 ACCELERATION ON NON-PAYMENT OF TAX

     (a) If at any time the Borrower or a Guarantor fails to perform this Clause as set out in this Agreement then even if all or part of the Clause may be void or unenforceable the Agent may and shall if instructed by the Majority Participants (after the expiry of applicable grace periods set out in Clause 18.1(a)(ii)) terminate the Commitments by notice to the Borrower.

     (b) Upon that notice the Borrower shall immediately prepay the Principal Outstanding together with accrued interest and all other moneys payable under the Transaction Documents.

37.  NOTICES

     All notices, requests, demands, consents, approvals, agreements or other communications to or by a party to this Agreement:

     (a)  must be in writing;

     (b)  must be signed by an Authorised Officer of the sender; and

     (c)  will be taken to be duly given or made:

          (i) (in the case of delivery in person or by post or facsimile transmission) when delivered, received or left at the address of the recipient shown in this Agreement or to any other address which it may have notified the sender; or

          (ii) (in the case of a telex) on receipt by the sender of the answerback code of the recipient at the end of transmission,

          but if delivery or receipt is on a day which business is not generally carried on in the place to which the communication is sent or is later than 4 pm (local time), it will be taken to have been duly given or made at the commencement of business on the next day on which business is generally carried on in that place.

38.  AUTHORISED OFFICERS

     Each of the Borrower and the Guarantors irrevocably authorises each Indemnified Party to rely on a certificate by any person purporting to be its director or secretary as to the identity and signatures of its Authorised Officer. Each of the Borrower and the Guarantors warrants that those persons have been authorised to give notices and communications under or in connection with the Transaction Documents.

     Each Guarantor warrants that each Authorised Officer of the Borrower is authorised to sign Drawdown Notices on behalf of each Guarantor.

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39.  GOVERNING LAW AND JURISDICTION

     This Agreement is governed by the laws of New South Wales. Each of the Borrower and the Guarantors submits to the non-exclusive jurisdiction of courts exercising jurisdiction there.

40.  COUNTERPARTS

     This Agreement may be executed in any number of counterparts. All counterparts together will be taken to constitute one instrument.

41.  ACKNOWLEDGEMENT BY BORROWER AND GUARANTORS

     Each of the Borrower and the Guarantors confirms that:

     (a) it has not entered into this Agreement in reliance on, or as a result of, any conduct of any kind of or on behalf of any Indemnified Party or any Related Corporation of any Indemnified Party (including, without limitation, any advice, warranty, representation or undertaking); and

     (b) neither any Indemnified Party nor any Related Corporation of any Indemnified Party is obliged to do anything (including, without limitation, disclose anything or give advice),

     except as expressly set out in the Transaction Documents or in writing duly signed by or on behalf of any Indemnified Party or Related Corporation.

EXECUTED in Sydney.

Each attorney executing this Agreement states that he has no notice of revocation or suspension of his power of attorney.

THE BORROWER

SIGNED on behalf of           )
MGM GRAND AUSTRALIA PTY LTD   )
by its attorney               )         /s/ Michael Herring
in the presence of;           )         ----------------------------------------
                                        Signature


/s/ D. N. Perry                         Michael Herring
-------------------------------         ----------------------------------------
Witness                                 Print name


D. N. Perry
-------------------------------
Print name


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THE AGENT

SIGNED on behalf of             )
BANK OF AMERICA AUSTRALIA       )
LIMITED                         )
by its attorney                 )       /s/ John W. Sutherland
in the presence of:             )       ----------------------------------------
                                        Signature


/s/ Peter Yam                           JOHN W. SUTHERLAND
-------------------------------         ----------------------------------------
Witness                                 Print name


Peter Yam
-------------------------------
Print name


THE PARTICIPANTS

SIGNED on behalf of             )
BANK OF AMERICA NATIONAL TRUST  )
AND SAVINGS ASSOCIATION         )
by its attorney                 )       /s/ John W. Sutherland
in the presence of:             )       ----------------------------------------
                                        Signature


/s/ Peter Yam                           JOHN W. SUTHERLAND
---------------------------------       ----------------------------------------
Witness                                 Print name


Peter Yam
---------------------------------
Print name


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